PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
1-800-222-5852
December 15, 2011
Dear Shareholder:

A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 650 8th Street, Des Moines, Iowa 50392-2080, on February 6, 2012, 10:00 a.m. Central Time (the “Meeting”).

At the Meeting, the shareholders of each of the series of PFI listed in the first column below (each an “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (a “Plan”) providing for its reorganization into the PFI series listed in the second column below (the “Acquiring Fund”) (each a reorganization and, collectively, the “Reorganization”). As indicated, the
Acquiring Fund is the same in each reorganization.

ACQUIRED FUND	ACQUIRING FUND
SmallCap Value Fund ----------------------->	SmallCap Blend Fund

SmallCap Growth Fund ----------------------->	SmallCap Blend Fund

The SmallCap Value Fund has a policy of investing primarily in equity securities of companies with small market capitalizations and which have value characteristics. The SmallCap Growth Fund has a policy of investing primarily in equity securities of companies with small market capitalizations and which have growth characteristics. The SmallCap Blend Fund has a policy of investing primarily in equity securities of companies with small market capitalizations and which have value and/or growth characteristics.

Under the Plans and with respect to each reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of an Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the
Acquiring Fund issued in the Reorganization to an Acquired Fund will equal the total value of the net assets of the Acquired
Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, Class C,
Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of an Acquired Fund will receive, respectively, Class A, Class B, Class C, Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5
shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the
NYSE on February 17, 2012. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.
*****
Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of each Acquired Fund you owned as of November 28, 2011, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and concisely describes in detail the matters to be voted on at the Meeting.

The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote
FOR the Proposal.

In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by February 3, 2012. As a convenience, we offer three options by which to vote your shares:

By Internet: Follow the instructions located on your proxy card.

By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
1-800-222-5852

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the SmallCap Value Fund and SmallCap Growth Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the SmallCap Value Fund and SmallCap
Growth Fund (collectively, the “Acquired Funds”), each a separate series of Principal Funds, Inc. (“PFI”), will be held at 650 8th
Street, Des Moines, Iowa 50392-2080, on February 6, 2012, at 10:00 a.m. Central Time. A Proxy Statement/Prospectus
providing information about the following proposals to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposals as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal 1: Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Value Fund into the
SmallCap Blend Fund. (Only shareholders of the SmallCap Value Fund will vote on this proposal.)

Proposal 2: Approval of a Plan of Acquisition providing for the reorganization of the SmallCap Growth Fund into the
SmallCap Blend Fund. (Only shareholders of the SmallCap Growth Fund will vote on this proposal.)

The Board of Directors of PFI recommends that shareholders of the Acquired Funds vote FOR the Proposals.

Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting
Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the applicable Acquired Fund.

Each shareholder of record at the close of business on November 28, 2011 is entitled to receive notice of and to vote at the
Meeting.

Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President and Chief Executive Officer

December 15, 2011
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080
1-800-222-5852
—————————
PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 6, 2012

RELATING TO THE REORGANIZATION OF:
1)	THE SMALLCAP VALUE FUND INTO THE SMALLCAP BLEND FUND
2)	THE SMALLCAP GROWTH FUND INTO THE SMALLCAP BLEND FUND

This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or
“Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 650
8th Street, Des Moines, Iowa 50392-2080, on February 6, 2012, at 10:00 a.m. Central Time (the “Meeting”).

At the Meeting, shareholders of each of the series of PFI listed in the first column below (each, an “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (a “Plan”) providing for its reorganization into the PFI series listed in the second column below (the “Acquiring Fund”).

ACQUIRED FUND	ACQUIRING FUND
SmallCap Value Fund ----------------->	SmallCap Blend Fund

SmallCap Growth Fund ---------------->	SmallCap Blend Fund

The SmallCap Value Fund has a policy of investing primarily in equity securities of companies with small market capitalizations and which have value characteristics. The SmallCap Growth Fund has a policy of investing primarily in equity securities of companies with small market capitalizations and which have growth characteristics. The SmallCap Blend Fund has a policy of investing primarily in equity securities of companies with small market capitalizations and which have value and/or growth characteristics.

Under the Plans and with respect to each reorganization: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of an Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the
Acquiring Fund issued in the Reorganization to an Acquired Fund will equal the total value of the net assets of the Acquired
Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of an Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, Class C,
Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of an Acquired Fund will receive, respectively, Class A, Class B, Class C, Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5
shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the
NYSE on February 17, 2012. All share classes of each Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization. The implementation of the Reorganization as to one Acquired Fund is not contingent upon its implementation as to the other Acquired Fund.

This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected the Acquired and Acquiring Funds during the fiscal year ended October 31, 2011. Copies of these reports may be obtained without charge by writing PFI at the address noted
above or by calling our shareholder services department toll free at 1-800-247-4123. The Annual Report for the fiscal year ended October 31, 2011 is expected to be sent to shareholders on or about December 28, 2011.

A Statement of Additional Information dated December 15, 2011 (the “Statement of Additional Information”) relating to this Proxy
Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus, dated March 1, 2011 and as supplemented through November 18, 2011,
(File No. 33-59474) and the Statement of Additional Information for PFI, dated March 1, 2011 and as supplemented through November 18,
2011 ("PFI SAI"), have been filed with the SEC and, insofar as they relate to the Acquired Funds, are incorporated by reference into this Proxy Statement/Prospectus. PFI's prospectus sets forth concisely the information about the Funds that a prospective investor out to know before investing. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling ourshareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll fee at 1-800-222-5852 if you have any questions regarding the Reorganization.

PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington,
D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-
5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public
Reference Room.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy
Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is December 15, 2011.

TABLE OF CONTENTS
INTRODUCTION	3
THE REORGANIZATION	3
PROPOSAL 1: Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Value Fund into the SmallCap Blend Fund	5
Comparison of Acquired and Acquiring Funds	5
Comparison of Investment Objectives and Strategies	5
Comparison of Principal Investment Risks	6
Fees and Expenses of the Funds	7
Performance	9
Reasons for the Reorganization	11
Board Consideration of the Reorganization	12
PROPOSAL 2: Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Growth Fund into the SmallCap Blend Fund	13
Comparison of Acquired and Acquiring Funds	13
Comparison of Investment Objectives and Strategies	13
Comparison of Principal Investment Risks	14
Fees and Expenses of the Funds	14
Performance	17
Reasons for the Reorganization	19
Board Consideration of the Reorganization	20
INFORMATION ABOUT THE REORGANIZATION	21
Plans of Acquisition	21
Description of the Securities to Be Issued	21
Federal Income Tax Consequences	22
CAPITALIZATION	22
ADDITIONAL INFORMATION ABOUT THE FUNDS	25
Certain Investment Strategies and Related Risks of the Funds	25
Multiple Classes of Shares	31
Costs of Investing in the Funds	31
Distribution Plans and Intermediary Compensation	32
Other Payments to Financial Intermediaries	33
Pricing of Fund Shares	33
Purchase of Fund Shares	34
Redemption of Fund Shares	38
Exchange of Fund Shares	42
Frequent Purchases and Redemptions	44
Dividends and Distributions	45
Tax Considerations	46
Portfolio Holdings Information	46
VOTING INFORMATION	47
OUTSTANDING SHARES AND SHARE OWNERSHIP	47
FINANCIAL HIGHLIGHTS	51
FINANCIAL STATEMENTS	65
LEGAL MATTERS	65
OTHER INFORMATION	65
APPENDIX A Forms of Plans of Acquisition	A-1

INTRODUCTION

This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds to provide information regarding the
Plans and the Reorganization.

Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the
SEC under the 1940 Act. PFI currently offers 97 separate series or funds (the “PFI Funds”), including the Acquired and
Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the
PFI Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the
distributor for all share classes of the Acquired and Acquiring Funds. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their
address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

Investment Management. Pursuant to an investment advisory agreement with PFI with respect to each of the Acquired and
Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to each of the
Acquired and Acquiring Funds as follows with Principal Global Investors, LLC (“PGI”).

PMC and the sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG and PMC.

THE REORGANIZATION

At its meeting held on September 13, 2011, the Board of Directors of PFI (the “Board”), including all the Directors who are not
“interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plans providing for the combination of each Acquired Fund into the Acquiring Fund. The Board concluded with respect to each combination that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization as to each Acquired Fund is discussed under each proposal under
“Information About the Reorganization – Board Consideration of the Reorganization.”

The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of each Acquired Fund to the
Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring
Fund shares; and (iii) the liquidation and termination of each Acquired Fund. As a result of the Reorganization, each shareholder of an Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue to each Acquired Fund a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be
February 17, 2012. Holders of Class A, Class B, Class C, Institutional Class, Class J, Class R-1, Class R-2, Class R-3, Class
R-4, and Class R-5 shares of an Acquired Fund will receive, respectively, Class A, Class B, Class C, Institutional Class, Class J,
Class R-1, Class R-2, Class R-3, Class R-4, and Class R-5 shares of the Acquiring Fund. The terms and conditions of the
Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Forms of the Plans attached hereto as Appendix A.

The Board believes that the reorganization of the SmallCap Value Fund into the SmallCap Blend Fund under Proposal 1 will serve the best interests of the shareholders of both Funds. The SmallCap Blend Fund has outperformed the SmallCap Value
Fund over the one- and five-year periods ended December 31, 2010 and for the nine-month period ended September 30, 2011.
Moreover, the SmallCap Blend Fund, as a fund with greater assets following significant redemptions of SmallCap Value Fund shares in June and July, 2011, may be expected to afford shareholders of the SmallCap Value Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The Funds have the same advisory fee rates and, although the
SmallCap Blend Fund has higher overall net expense ratios than the Small Cap Value Fund with respect to certain share classes, PMC has agreed to cap the expenses of the SmallCap Blend Fund for a two-year period following the Reorganization so that expense ratios are no higher than the projected fiscal year end 2011 ratios of the Small Cap Blend Fund as of March 31,
2011. After the contractual two year expense limitation period, the expenses could increase to a level that may be higher than currently experienced by shareholders of the SmallCap Value Fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

The Board believes that the Reorganization of the SmallCap Growth Fund into the SmallCap Blend Fund under Proposal 2 will serve the best interests of the shareholders of both Funds. The SmallCap Blend Fund has outperformed the SmallCap Growth
Fund over the one-, three-, and five- and ten-year periods ended December 31, 2010. Moreover, the SmallCap Blend Fund, as a
fund with greater assets, may be expected to afford shareholders of the SmallCap Growth Fund, on an ongoing basis, greater prospects for growth and efficient management. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The Funds have the same advisory fee rates and, although the
SmallCap Blend Fund has higher overall net expense ratios than the Small Cap Growth Fund with respect to certain share classes, PMC has agreed to cap the expenses of the SmallCap Blend Fund for a two-year period following the Reorganization so that the expense ratios are no higher than the projected post merger ratios of the SmallCap Growth Fund. After the contractual two year expense limitation period, the expenses could increase to a level that may be higher than currently experienced by shareholders of the SmallCap Growth Fund. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

In the opinion of legal counsel, each reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the reorganization by the Acquired or Acquiring Fund shareholders. Please see
“Information About the Reorganization – Federal Income Tax Consequences” for a discussion the tax consequences to each
Acquired Fund and its shareholders of disposing of portfolio securities, as described below, and their relation to available pre-
reorganization capital losses of that Acquired Fund.

The Reorganization will not result in any material change in the purchase, redemption, and exchange procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of
Shares.”

With respect to the reorganization of the SmallCap Value Fund into the SmallCap Blend Fund under Proposal 1, the Acquired
Fund is expected to achieve the greatest benefit from the reorganization. As discussed above and as a result of the reorganization, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has stronger historical performance and better prospects for growth than the Acquired Fund, and they are not expected to experience increased fund operating expenses (excluding an increase in fund operating expenses due to an increase in Acquired Fund Fees and
Expenses). The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by PMC and are expected to total $44,472. The Acquired Fund will pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible.
The Acquired Fund is expected to dispose of approximately 46% of its portfolio securities. The trading costs are estimated to be
$99,000 with an approximate gain of $33,326,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $1.53.

With respect to the reorganization of the SmallCap Growth Fund into the SmallCap Blend Fund under Proposal 2, the Acquired
Fund is expected to achieve the greatest benefit from the reorganization. As discussed above and as a result of the reorganization, shareholders of the Acquired Fund will become shareholders of an Acquiring Fund that has stronger historical performance and better prospects for growth than the Acquired Fund, and they are not expected to experience increased fund operating expenses. The expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees will be paid for by PMC and are expected to total $44,484.The Acquired Fund will pay any trading costs associated with disposing, prior to the Reorganization, of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. The Acquired Fund is expected to dispose of approximately 52% of its portfolio securities. The trading costs are estimated to be $62,000 with an approximate gain of $12,936,000 on a U.S. GAAP basis. The per share capital gain is estimated to be $1.12.

PROPOSAL 1:
Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Value Fund into the SmallCap Blend Fund

Shareholders of the SmallCap Value Fund (the “Acquired Fund”) are being asked to approve the reorganization of the Acquired
Fund into the SmallCap Blend Fund (the “Acquiring Fund”). Under Proposal 2, the shareholders of a second Fund, the SmallCap
Growth Fund, are being asked to approve the reorganization of that Fund into the Acquiring Fund.

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. In addition, both Funds invest primarily in equity securities of small-cap companies. The Funds differ principally in that the Acquired Fund invests with a value orientation while the Acquiring Fund invests with a blend of value and growth orientations.

SmallCap Value Fund	SmallCap Blend Fund
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of April 30, 2011 (unaudited)

$352,875,000	$250,009,000

* Subsequent to April 30, 2011, PFI’s Strategic Asset Management (SAM) Portfolios redeemed approximately
$206,300,000 in assets from the Acquired Fund.

Investment Advisor:	PMC (for both funds)

Sub-Advisors and Portfolio Managers:	PGI (for both Funds)

Phil Nordhus (Since 2006 for SmallCap Blend and since 2011 for SmallCap Value), Portfolio Manager. Mr. Nordhus has
been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from
Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.

Brian Pattinson (Since 2011 for both Funds), Portfolio Manager. Mr. Pattinson has been with Principal Global Investors since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

Investment Objective:	Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80%	Under normal circumstances, the Fund invests at least
of its net assets in equity securities of companies with small	80% of its net assets in equity securities of companies with
market capitalizations (those with market capitalizations	small market capitalizations (those with market
similar to companies in the Russell 2000 Value Index (as of	capitalizations similar to companies in the Russell 2000®
the most recent calendar year end, this range was between	Index (as of the most recent calendar year end, this range
approximately $20 million and $4.1 billion)) at the time of	was between approximately $20 million and $5.2 billion))
purchase. The Fund invests in value equity securities; the	at the time of purchase.
value orientation selection emphasizes buying equity
securities that appear to be undervalued. The Fund will also	The Fund invests in equity securities with value and/or
invest in real estate investment trusts.	growth characteristics and constructs an investment
portfolio that has a "blend" of equity securities with these characteristics. The value orientation selection emphasizes
buying equity securities that appear to be undervalued. The
growth orientation selection emphasizes buying equity
securities of companies whose potential for growth of
capital and earnings is expected to be above average. The
Fund does not have a policy of preferring one of these
categories over the other.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional
Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Comparison of Principal Investment Risks

In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.

Risks Applicable to both Funds:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Risks Applicable to the Acquired Fund:

Real Estate Investment Trusts ("REITs") Risk. A REIT could fail to qualify for tax-free pass-through of income under the
Internal Revenue Code, and Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the Fund invests.

Risk Applicable to the Acquiring Fund:

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Fees and Expenses of the Funds

The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the
holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 ("Retirement Class shares"), Class A, Class B, Class C,
Institutional Class, and Class J shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class
R-4, Class R-5, Class A, Class B, Class C, Institutional Class, and Class J shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment) (for both Funds)

The following table shows the fees and expenses you may pay when you buy and redeem Class A, Class B, Class C, and
Class J shares of the Funds. These fees and expenses are more fully described under "Additional Information About the Funds
–Costs of Investing in the Funds." The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

	Class A	Class B	Class C	Class J
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.50%	None	None	None

Maximum Deferred Sales Charge (Load) (as a
percentage of dollars subject to charge)	1.00%	5.00%	1.00%	1.00%

Fees and Expenses as a % of average daily net assets
The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended
October 31, 2010; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31,
2010; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2010 assuming that the
Reorganization had taken place at the commencement of that fiscal year, and (d) the pro forma expense ratios of the Acquiring
Fund for the fiscal year ended October 31, 2010, assuming that the Reorganization under both Proposals 1 and 2 had taken place at the commencement of that fiscal year.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
				Acquired	Total		Total Operating
				Fund	Operating		Expenses
	Management	12b-1	Other	Fees &	Expense	Expense	After Expense
Class	Fees	Fees	Expenses	Expenses	Ratio	Reimbursement	Reimbursement
(a) SmallCap Value Fund (Acquired Fund)
A	0.75%	0.25%	0.64%	0.10%	1.74%	0.29%(1)	1.45%
B	0.75	1.00	1.50	0.10	3.35	0.96(1)	2.39
C	0.75	1.00	1.11	0.10	2.96	0.78(1)	2.18
Institutional	0.75	-	0.05	0.10	0.90	-(4)	0.90
J	0.75	0.45	0.27	0.10	1.57	-	1.57
R-1	0.75	0.35	0.54	0.10	1.74	-	1.74
R-2	0.75	0.30	0.46	0.10	1.61	-	1.61
R-3	0.75	0.25	0.33	0.10	1.43	-	1.43
R-4	0.75	0.10	0.29	0.10	1.24	-	1.24
R-5	0.75	-	0.27	0.10	1.12	-	1.12
(b) SmallCap Blend Fund ( Acquiring Fund)
A	0.75%	0.25%	0.51%	0.05%	1.56%	-	1.56%
B	0.75	1.00	1.01	0.05	2.81	0.38%(2)	2.43
C	0.75	1.00	1.92	0.05	3.72	1.47(2)	2.25
Institutional	0.75	-	0.08	0.05	0.88	-	0.88
J	0.75	0.45	0.22	0.05	1.47	-	1.47
R-1	0.75	0.35	0.55	0.05	1.70	-	1.70
R-2	0.75	0.30	0.47	0.05	1.57	-	1.57
R-3	0.75	0.25	0.34	0.05	1.39	-	1.39
R-4	0.75	0.10	0.30	0.05	1.20	-	1.20
R-5	0.75	-	0.28	0.05	1.08	-	1.08
(c) SmallCap Blend Fund (Acquiring Fund)
(Pro forma assuming Reorganization)
A	0.75%	0.25%	0.50%	0.05%	1.55%	0.15%(3)	1.40%
B	0.75	1.00	0.93	0.05	2.73	0.39(3)	2.34
C	0.75	1.00	0.95	0.05	2.75	0.62(3)	2.13
Institutional	0.75	-	0.04	0.05	0.84	- (3)	0.84
J	0.75	0.45	0.21	0.05	1.46	-	1.46
R-1	0.75	0.35	0.54	0.05	1.69	-	1.69
R-2	0.75	0.30	0.46	0.05	1.56	-	1.56
R-3	0.75	0.25	0.33	0.05	1.38	-	1.38
R-4	0.75	0.10	0.29	0.05	1.19	-	1.19
R-5	0.75	-	0.27	0.05	1.07	-	1.07
(d) SmallCap Blend Fund (Acquiring Fund)
(Pro forma assuming Reorganization and second fund Reorganization under Proposal 2)
A	0.75%	0.25%	0.53%	0.05%	1.58%	0.18%(3)	1.40%
B	0.75	1.00	0.95	0.05	2.75	0.41(3)	2.34
C	0.75	1.00	0.84	0.05	2.64	0.51(3)	2.13
Institutional	0.75	-	0.04	0.05	0.84	- (3)	0.84
J	0.75	0.45	0.21	0.05	1.46	-	1.46
R-1	0.75	0.35	0.54	0.05	1.69	-	1.69
R-2	0.75	0.30	0.46	0.05	1.56	-	1.56
R-3	0.75	0.25	0.33	0.05	1.38	-	1.38
R-4	0.75	0.10	0.29	0.05	1.19	-	1.19
R-5	0.75	-	0.27	0.05	1.07	-	1.07

(1)	PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2013.
The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B, and 2.08% for Class C shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).
(2)	PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2013.
The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.63% for Class A, 2.38% for Class B, and 2.20% for Class C shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).
(3) PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, Class C, and Institutional Class shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2014. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B, 2.08% for Class C, and 0.80% for Institutional Class shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).
(4) PMC has contractually agreed to limit the Fund’s expenses attributable to Institutional Class shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.80%. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management
Corporation).

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and
Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest
$10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. With respect to Class B shares, the table reflects the conversion of such shares to Class A shares after 8 years. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or
Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Value Fund (Acquired Fund)	Class A	$689	$1,038	$1,412	$2,462
	Class B	$742	$1,326	$1,849	$3,193
	Class C	$321	$ 830	$1,477	$3,215
	Institutional Class	$ 92	$ 287	$ 498	$1,108
	Class J	$260	$ 496	$ 855	$1,867
	Class R-1	$177	$ 548	$ 944	$2,052
	Class R-2	$164	$ 508	$ 876	$1,911
	Class R-3	$146	$ 452	$ 782	$1,713
	Class R-4	$126	$ 393	$ 681	$1,500
	Class R-5	$114	$ 356	$ 617	$1,363
SmallCap Blend Fund (Acquiring Fund)	Class A	$700	$1,016	$1,353	$2,304
	Class B	$746	$1,229	$1,645	$2,805
	Class C	$328	$ 979	$1,775	$3,856
	Institutional Class	$ 90	$ 281	$ 488	$1,084
	Class J	$250	$ 465	$ 813	$1,757
	Class R-1	$173	$ 536	$ 923	$2,009
	Class R-2	$160	$ 496	$ 855	$1,867
	Class R-3	$142	$ 440	$ 761	$1,669
	Class R-4	$122	$ 381	$ 660	$1,455
	Class R-5	$110	$ 343	$ 595	$1,317
SmallCap Blend (Acquiring Fund)	Class A	$685	$ 982	$1,318	$2,267
(Pro forma assuming Reorganization)	Class B	$737	$1,165	$1,567	$2,717
	Class C	$316	$ 722	$1,331	$2,978
	Institutional Class	$ 86	$ 268	$ 466	$1,037
	Class J	$249	$ 462	$ 797	$1,746
	Class R-1	$172	$ 533	$ 918	$1,998
	Class R-2	$159	$ 493	$ 850	$1,856
	Class R-3	$140	$ 437	$ 755	$1,657
	Class R-4	$121	$ 378	$ 654	$1,443
	Class R-5	$109	$ 340	$ 590	$1,306

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Blend (Acquiring Fund)	Class A	$685	$ 984	$1,327	$2,293
(Pro forma assuming Reorganization and	Class B	$737	$1,167	$1,573	$2,729
second fund Reorganization under Proposal 2)	Class C	$316	$ 712	$1,298	$2,889
	Institutional Class	$ 86	$ 268	$ 466	$1,037
	Class J	$249	$ 462	$ 797	$1,746
	Class R-1	$172	$ 533	$ 918	$1,998
	Class R-2	$159	$ 493	$ 850	$1,856
	Class R-3	$140	$ 437	$ 755	$1,657
	Class R-4	$121	$ 378	$ 654	$1,443
	Class R-5	$109	$ 340	$ 590	$1,306
If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Value Fund (Acquired Fund)	Class A	$689	$1,037	$1,412	$2,462
	Class B	$242	$ 926	$1,649	$3,193
	Class C	$221	$ 830	$1,477	$3,215
	Class J	$160	$ 496	$ 855	$1,867
SmallCap Blend Fund (Acquiring Fund)	Class A	$700	$1,016	$1,353	$2,304
	Class B	$246	$ 829	$1,445	$2,805
	Class C	$228	$ 979	$1,775	$3,856
	Class J	$150	$ 465	$ 803	$1,757
SmallCap Blend Fund (Acquiring Fund)	Class A	$685	$ 982	$1,318	$2,267
(Pro forma assuming Reorganization)	Class B	$237	$ 765	$1,367	$2,710
	Class C	$216	$ 722	$1,331	$2,978
	Class J	$149	$ 462	$ 797	$1,746
SmallCap Blend Fund (Acquiring Fund)	Class A	$685	$ 984	$1,327	$2,293
(Pro forma assuming Reorganization and	Class B	$237	$ 767	$1,373	$2,729
second fund Reorganization under Proposal 2)	Class C	$216	$ 712	$1,298	$2,889
	Class J	$149	$ 462	$ 797	$1,746

Portfolio Turnover
Each of the Funds pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold
Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 77.9% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 65.2%.

Investment Management Fees/Sub-Advisory Arrangements

Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

SmallCap Value Fund		SmallCap Blend Fund
(Acquired Fund)		(Acquiring Fund)
First $500 million	0.75%	First $500 million	0.75%
Next $500 million	0.73%	Next $500 million	0.73%
Next $500 million	0.71%	Next $500 million	0.71%
Over $1.5 billion	0.70%	Over $1.5 billion	0.70%

The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010.

Performance

The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how each
Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-
5852.

The SmallCap Value Fund’s Institutional Class shares and Class J shares were first sold on March 1, 2001, Class A and
Class B shares commenced operations on June 28, 2005, Class C shares were first sold on January 16, 2007, and R-1 Class shares were first sold on November 1, 2004. For periods prior to these dates, the returns are based on the performance of
SmallCap Value Fund’s R-3 Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance for such periods that is no higher than the historical performance of R-3 Class shares. The R-2, R-3, R-4 and R-5
Class shares were first sold on December 6, 2000.

The SmallCap Blend Fund’s Institutional Class shares and Class J shares were first sold on March 1, 2001, Class A and
Class B shares commenced operations on June 28, 2005, Class C shares were first sold on January 16, 2007, and R-1 Class shares were first sold on November 1, 2004. For periods prior to these dates, the returns are based on the performance of
SmallCap Blend Fund’s R-3 Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance for such periods that is no higher than the historical performance of R-3 Class shares. The R-2, R-3, R-4 and R-5
Class shares were first sold on December 6, 2000.

Highest return for a quarter during the period of the bar chart above:	Q2 '03	22.98%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-22.11%

Year-to-date return for the quarter ending September 30, 2011: -19.52%

Highest return for a quarter during the period of the bar chart above:	Q2 '03	19.65%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-26.29%

Year-to-date return for the quarter ending September 30, 2011: -17.07%

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
SmallCap Value Fund (Acquired Fund)
-- Class A (before taxes)	14.11%	-0.32%	6.60%
(after taxes on distributions)	14.04	-0.90	5.60
(after taxes on distributions and sale of shares)	9.27	-0.43	5.33
-- Class B	14.68	-0.42	6.40
-- Class C	18.90	0.13	6.64
-- Institutional Class	21.42	1.44	8.04
-- Class J	19.74	0.79	7.22
-- Class R-1	20.49	0.58	7.11
-- Class R-2	20.63	0.70	7.25
-- Class R-3	20.79	0.87	7.44
-- Class R-4	21.05	1.07	7.63
-- Class R-5	21.16	1.19	7.76
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	24.50	3.52	8.42

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
SmallCap Blend Fund (Acquiring Fund)
-- Class A (before taxes)	16.37%	0.37%	4.83%
(after taxes on distributions)	16.37	-0.19	4.34
(after taxes on distributions and sale of shares)	10.64	0.27	4.17
-- Class B	16.78	0.21	4.55
-- Class C	21.43	0.83	4.67
-- Institutional Class	24.01	2.24	6.17
-- Class J	22.48	1.72	5.45
-- Class R-1	23.03	1.36	5.25
-- Class R-2	23.12	1.49	5.39
-- Class R-3	23.45	1.69	5.57
-- Class R-4	23.66	1.97	5.79
-- Class R-5	23.78	1.99	5.91

Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85	4.47	6.33

After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization

The Board believes that the reorganization will serve the best interests of the shareholders of both the Acquired and Acquiring
Funds. The Acquiring Fund has outperformed the Acquired Fund over the one-, and five-year periods ended December 31,
2010 and for the nine-month period ended September 30, 2011. Moreover, the Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management as larger funds tend to have lower expenses and may be more marketable. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The Funds have the same advisory fee rates and, although the Acquiring Fund has higher overall net expense ratios than the Acquired Fund with respect to certain share classes, PMC has agreed to cap the expenses of the Acquiring Fund for a two-year period following the Reorganization.
Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization
At its September 13, 2011 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:
(1)	the investment objectives and principal investment strategies and risks of the Funds;
(2)	identical fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring
Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring
Fund;
(9)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;
(10) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12) the terms and conditions of the Plan; and
(13) possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.
The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:
(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the
Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;
(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Funds have the same advisory fee rates and, although the Acquiring Fund has higher overall expense ratios than the
Acquired Fund with respect to certain share classes, PMC has agreed to cap the expenses of the Acquiring Fund for a two-
year period following the Reorganization;
(4)	the Acquiring Fund has outperformed the Acquired fund for the one-, and five-year periods ended December 31, 2010 and for the nine-month period ended September 30, 2011; and
(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

PROPOSAL 2:
Approval of a Plan of Acquisition Providing for the Reorganization of the
SmallCap Growth Fund into the SmallCap Blend Fund

Shareholders of the SmallCap Growth Fund (the “Acquired Fund”) are being asked to approve the reorganization of the
Acquired Fund into the SmallCap Blend Fund (the “Acquiring Fund.) Under Proposal 1, the shareholders of a second Fund, the
SmallCap Value Fund, are being asked to approve the reorganization of that Fund into the Acquiring Fund.

Comparison of Acquired and Acquiring Funds

The following table provides comparative information with respect to the Acquired and Acquiring Funds. As indicated in the table, the Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. In addition, both Funds invest primarily in equity securities of small-cap companies. The Funds differ principally in that the Acquired Fund invests with a growth orientation while the Acquiring Fund invests with a blend of growth and value orientations.

SmallCap Growth Fund	SmallCap Blend Fund
(Acquired Fund)	(Acquiring Fund)
Approximate Net Assets as of April 30, 2011 (unaudited)
$101,561,000	$250,009,000

Investment Advisor:	PMC (for both Funds)

Sub-Advisors and Portfolio Managers:	PGI (for both Funds)

Phil Nordhus (Since 2006 for SmallCap Blend and since 2009 for SmallCap Growth), Portfolio Manager. Mr. Nordhus has
been with PGI since 1990. He earned a bachelor’s degree in Economics from Kansas State University and an M.B.A. from
Drake University. Mr. Nordhus has earned the right to use the Chartered Financial Analyst designation.

Brian Pattinson (Since 2011 for both Funds), Portfolio Manager. Mr. Pattinson has been with Principal Global Investors since 1994. He earned a bachelor's degree and an M.B.A. in Finance from the University of Iowa. Mr. Pattinson has earned the right to use the Chartered Financial Analyst designation.

Comparison of Investment Objectives and Strategies

Investment Objective:	Both Funds seek to provide long-term growth of capital.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80%	Under normal circumstances, the Fund invests at least 80%
of its net assets in equity securities of companies with small	of its net assets in equity securities of companies with small
market capitalizations (those with market capitalizations	market capitalizations (those with market capitalizations
similar to companies in the Russell 2000 Growth Index (as	similar to companies in the Russell 2000® Index (as of the
of the most recent calendar year end, the range was	most recent calendar year end, this range was between
between approximately $20 million and $5.2 billion)) at the	approximately $20 million and $5.2 billion)) at the time of
time of purchase. The Fund invests in growth equity	purchase.
securities; growth orientation emphasizes buying equity
securities of companies whose potential for growth of capital	The Fund invests in equity securities with value and/or
and earnings is expected to be above average.	growth characteristics and constructs an investment portfolio that has a "blend" of equity securities with these
characteristics. The value orientation selection emphasizes
buying equity securities that appear to be undervalued. The
growth orientation selection emphasizes buying equity
securities of companies whose potential for growth of capital and earnings is expected to be above average. The Fund
does not have a policy of preferring one of these categories over the other.

The investment objective of each Fund may be changed by the Board without shareholder approval.

Additional information about the investment strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional
Information.

The Statement of Additional Information provides further information about the portfolio manager(s) for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Comparison of Principal Investment Risks
In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have identical investment objectives and substantially similar principal policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks. Many factors affect the value of investments in the Funds, and it is possible to lose money by investing in either Fund.

Risks Applicable to both Funds:

Equity Securities Risk. Equity securities (common, convertible preferred stocks and other securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Growth Stock Risk. Market prices of growth stocks are often more sensitive than other securities to earnings expectations.

Risk Applicable to the Acquiring Fund:

Value Stock Risk. The market may not recognize the intrinsic value of value stocks for a long time, or they may be appropriately priced at the time of purchase.

Fees and Expenses of the Funds
The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the
holders of Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 ("Retirement Class shares"), Class A, Class B, Class C,
Class J, and Institutional Class shares of the Acquired Fund will receive, respectively, Class R-1, Class R-2, Class R-3, Class
R-4, Class R-5, Class A, Class B, Class C, Class J, and Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment) (for both Funds)
The following table shows the fees and expenses you may pay when you buy and redeem Class A, Class B, Class C, and
Class J shares of the Funds. These fees and expenses are more fully described under "Additional Information About the Funds
–Costs of Investing in the Funds." The Retirement Class and Institutional Class shares are not subject to sales charges or redemption fees.

	Class A	Class B	Class C	Class J
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a
percentage of dollars subject to charge)	1.00%	5.00%	1.00%	1.00%

Fees and Expenses as a % of average daily net assets

The following table shows: (a) the ratios of expenses to average net assets of the Acquired Fund for the fiscal year ended
October 31, 2010; (b) the ratios of expenses to average net assets of the Acquiring Fund for the fiscal year ended October 31,
2010; and (c) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2010 assuming that the
Reorganization had taken place at the commencement of that fiscal year, and (d) the pro forma expense ratios of the Acquiring
Fund for the fiscal year ended October 31, 2010, assuming that the Reorganization under both Proposals 1 and 2 had taken place at the commencement of that fiscal year.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

				Acquired	Total
				Fund	Operating		Total
	Management	12b-1	Other	Fees &	Expense	Expense	Operating
Class	Fees	Fees	Expenses Expenses		Ratio	Reimbursement	Expenses
(a) SmallCap Growth Fund (Acquired Fund)
A	0.75%	0.25%	0.72%	-	1.72%	0.14%(1)	1.58%
B	0.75	1.00	1.86	-	3.61	1.28(1)	2.33
C	0.75	1.00	1.54	-	3.29	1.08(1)	2.21
Institutional	0.75	-	0.07	-	0.82	-	0.82
J	0.75	0.45	0.29	-	1.49	-	1.49
R-1	0.75	0.35	0.54	-	1.64	-	1.64
R-2	0.75	0.30	0.46	-	1.51	-	1.51
R-3	0.75	0.25	0.33	-	1.33	-	1.33
R-4	0.75	0.10	0.29	-	1.14	-	1.14
R-5	0.75	-	0.27	-	1.02	-	1.02

				Acquired	Total
				Fund	Operating		Total
	Management	12b-1	Other	Fees &	Expense	Expense	Operating
Class	Fees	Fees	Expenses	Expenses	Ratio	Reimbursement	Expenses
(b) SmallCap Blend Fund ( Acquiring Fund)
A	0.75%	0.25%	0.51%	0.05%	1.56%	-	1.56%
B	0.75	1.00	1.01	0.05	2.81	0.38%(2)	2.43
C	0.75	1.00	1.92	0.05	3.72	1.47(2)	2.25
Institutional	0.75	-	0.08	0.05	0.88	-	0.88
J	0.75	0.45	0.22	0.05	1.47	-	1.47
R-1	0.75	0.35	0.55	0.05	1.70	-	1.70
R-2	0.75	0.30	0.47	0.05	1.57	-	1.57
R-3	0.75	0.25	0.34	0.05	1.39	-	1.39
R-4	0.75	0.10	0.30	0.05	1.20	-	1.20
R-5	0.75	-	0.28	0.05	1.08	-	1.08
(c) SmallCap Blend Fund (Acquiring Fund)
(Pro forma assuming Reorganization)
A	0.75%	0.25%	0.54%	0.05%	1.59%	0.19%(3)	1.40%
B	0.75	1.00	0.99	0.05	2.79	0.45(3)	2.34
C	0.75	1.00	1.13	0.05	2.93	0.80(3)	2.13
Institutional	0.75	-	0.06	0.05	0.86	0.01(3)	0.85
J	0.75	0.45	0.21	0.05	1.46	-	1.46
R-1	0.75	0.35	0.54	0.05	1.69	-	1.69
R-2	0.75	0.30	0.46	0.05	1.56	-	1.56
R-3	0.75	0.25	0.33	0.05	1.38	-	1.38
R-4	0.75	0.10	0.29	0.05	1.19	-	1.19
R-5	0.75	-	0.27	0.05	1.07	-	1.07

(d) SmallCap Blend Fund (Acquiring Fund)
(Pro forma assuming Reorganization and second fund Reorganization under Proposal 1)
A	0.75%	0.25%	0.53%	0.05%	1.58%	0.18%(3)	1.40%
B	0.75	1.00	0.95	0.05	2.75	0.41(3)	2.34
C	0.75	1.00	0.84	0.05	2.64	0.51(3)	2.13
Institutional	0.75	-	0.04	0.05	0.84	- (3)	0.84
J	0.75	0.45	0.21	0.05	1.46	-	1.46
R-1	0.75	0.35	0.54	0.05	1.69	-	1.69
R-2	0.75	0.30	0.46	0.05	1.56	-	1.56
R-3	0.75	0.25	0.33	0.05	1.38	-	1.38
R-4	0.75	0.10	0.29	0.05	1.19	-	1.19
R-5	0.75	-	0.27	0.05	1.07	-	1.07

(1) PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.58% for
Class A shares, 2.33% for Class B and 2.21% for Class C shares. This agreement can be terminated by mutual agreement of the parties
(Principal Funds, Inc. and Principal Management Corporation).

(2) PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending
February 28, 2013. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.63% for Class A, 2.38% for Class B, and 2.20% for Class C shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).

(3) PMC has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, Class C, and Institutional Class shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense and Acquired Fund Fees and Expenses, through the period ending February 28, 2014. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B, 2.08% for Class C, and 0.80% for Institutional Class
shares. This agreement can be terminated by mutual agreement of the parties (Principal Funds, Inc. and Principal Management Corporation).

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and
Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest
$10,000 in the particular fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. With respect to Class B shares, the table reflects the conversion of such shares to Class A shares after 8 years. The examples also take into account the relevant contractual expense limit until the date of expiration. The examples should not be considered a representation of future expense of the Acquired or
Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Growth Fund (Acquired Fund)	Class A	$702	$1,047	$1,418	$2,456
	Class B	$736	$1,367	$1,941	$3,346
	Class C	$324	$ 895	$1,608	$3,499
	Institutional Class	$ 84	$ 262	$ 455	$1,014
	Class J	$252	$ 471	$ 813	$1,779
	Class R-1	$167	$ 517	$ 892	$1,944
	Class R-2	$154	$ 477	$ 824	$1,802
	Class R-3	$135	$ 421	$ 729	$1,601
	Class R-4	$116	$ 362	$ 628	$1,386
	Class R-5	$104	$ 325	$ 563	$1,248
SmallCap Blend Fund (Acquiring Fund)	Class A	$700	$1,016	$1,353	$2,304
	Class B	$746	$1,229	$1,645	$2,805
	Class C	$328	$ 979	$1,775	$3,856
	Institutional Class	$ 90	$ 281	$ 488	$1,084
	Class J	$250	$ 465	$ 803	$1,757
	Class R-1	$173	$ 536	$ 923	$2,009
	Class R-2	$160	$ 496	$ 855	$1,867
	Class R-3	$142	$ 440	$ 761	$1,669
	Class R-4	$122	$ 381	$ 660	$1,455
	Class R-5	$110	$ 343	$ 595	$1,317
SmallCap Blend Fund (Acquiring Fund)	Class A	$685	$ 985	$1,330	$2,301
(Pro forma assuming Reorganization)	Class B	$737	$1,170	$1,585	$2,755
	Class C	$316	$ 738	$1,385	$3,123
	Institutional Class	$ 87	$ 273	$ 476	$1,060
	Class J	$249	$ 462	$ 797	$1,746
	Class R-1	$172	$ 533	$ 918	$1,998
	Class R-2	$159	$ 493	$ 850	$1,856
	Class R-3	$140	$ 437	$ 755	$1,657
	Class R-4	$121	$ 378	$ 654	$1,443
	Class R-5	$109	$ 340	$ 590	$1,306
SmallCap Blend Fund (Acquiring Fund)	Class A	$685	$ 984	$1,327	$2,293
(Pro forma assuming Reorganization and	Class B	$737	$1,167	$1,573	$2,729
second fund Reorganization under Proposal 1)	Class C	$316	$ 712	$1,298	$2,889
	Institutional Class	$ 86	$ 268	$ 466	$1,037
	Class J	$249	$ 462	$ 797	$1,746
	Class R-1	$172	$ 533	$ 918	$1,998
	Class R-2	$159	$ 493	$ 850	$1,856
	Class R-3	$140	$ 437	$ 755	$1,657
	Class R-4	$121	$ 378	$ 654	$1,443
	Class R-5	$109	$ 340	$ 590	$1,306
If you do not sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Growth Fund (Acquired Fund)	Class A	$702	$1,047	$1,418	$2,456
	Class B	$236	$ 968	$1,742	$3,346
	Class C	$224	$ 895	$1,608	$3,499
	Class J	$152	$ 471	$ 813	$1,779
SmallCap Blend Fund (Acquiring Fund)	Class A	$700	$1,016	$1,353	$2,304
	Class B	$246	$ 829	$1,445	$2,805
	Class C	$228	$ 979	$1,775	$3,856
	Class J	$150	$ 465	$ 803	$1,757

If you sell your shares at the end of the period:		1 Year	3 Years	5 Years	10 Years
SmallCap Blend Fund (Acquiring Fund)	Class A	$685	$ 985	$1,330	$2,301
(Pro forma assuming Reorganization)	Class B	$237	$ 770	$1,385	$2,755
	Class C	$216	$ 738	$1,385	$3,123
	Class J	$149	$ 462	$ 797	$1,746
SmallCap Blend Fund (Acquiring Fund)	Class A	$685	$ 984	$1,327	$2,293
(Pro forma assuming Reorganization and	Class B	$237	$ 767	$1,373	$2,729
second fund Reorganization under Proposal 1)	Class C	$216	$ 712	$1,298	$2,889
	Class J	$149	$ 462	$ 797	$1,746

Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for shareholders who hold Fund shares in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect
Fund performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 89.1% of the average value of its portfolio while the portfolio turnover rate for the Acquiring Fund was 65.2%.

Investment Management Fees/Sub-Advisory Arrangements

Each Fund pays its investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

SmallCap Growth Fund		SmallCap Blend Fund
(Acquired Fund)		(Acquiring Fund)
First $500 million	0.75%	First $500 million	0.75%
Next $500 million	0.73%	Next $500 million	0.73%
Next $500 million	0.71%	Next $500 million	0.71%
Over $1.5 billion	0.70%	Over $1.5 billion	0.70%

The sub-advisor to each Fund receives sub-advisory fees paid by PMC and not by the Fund.

A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010.

Performance

The following information provides an indicator of the risks of investing in the Funds. The bar chart below shows how the
Acquired Fund’s total return has varied year-by-year, while the table below shows each Fund’s performance over time (along with the returns of a broad-based market index for reference). Annual returns do not reflect any applicable sales charges and would be lower if they did. A Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-
222-5852.

The SmallCap Growth Fund’s Institutional Class shares and Class J shares were first sold on March 1, 2001, Class A, Class B, and Class C shares commenced operations on January 16, 2007, and R-1 Class shares were first sold on November 1, 2004.
For periods prior to these dates, the returns are based on the performance of SmallCap Growth Fund’s R-3 Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance for such periods that is no higher than the historical performance of R-3 Class shares. The R-2, R-3, R-4 and R-5 Class shares were first sold on
December 6, 2000.

The SmallCap Blend Fund’s Institutional Class shares and Class J shares were first sold on March 1, 2001, Class A and
Class B shares commenced operations on June 28, 2005, Class C shares were first sold on January 16, 2007, and R-1 Class shares were first sold on November 1, 2004. For periods prior to these dates, the returns are based on the performance of
SmallCap Blend Fund’s R-3 Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance for such periods that is no higher than the historical performance of R-3 Class shares. The R-2, R-3, R-4 and R-5
Class shares were first sold on December 6, 2000.

Highest return for a quarter during the period of the bar chart above:	Q4 '01	33.61%
Lowest return for a quarter during the period of the bar chart above:	Q3' 01	-33.20%

Year-to-date return for the quarter ending September 30, 2011: -15.95%

Highest return for a quarter during the period of the bar chart above:	Q2 '03	19.65%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-26.29%

Year-to-date return for the quarter ending September 30, 2011: -17.07%

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
SmallCap Growth Fund (Acquired Fund)
-- Class A (before taxes)	15.67%	0.10%	0.70%
(after taxes on distributions)	15.67	-0.20	0.21
(after taxes on distributions and sale of shares)	10.18	0.12	0.48
-- Class B	16.57	-0.13	0.14
-- Class C	20.61	0.58	0.49
-- Institutional Class	23.60	2.03	1.95
-- Class J	21.86	1.33	1.16
-- Class R-1	22.38	1.13	1.05
-- Class R-2	22.62	1.26	1.20
-- Class R-3	22.89	1.45	1.37
-- Class R-4	23.09	1.62	1.59
-- Class R-5	23.15	1.78	1.69
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	29.09	5.30	3.78

Average Annual Total Returns (%) (with Maximum Sales Charge) for periods ended December 31, 2010
	1 Year	5 Years	10 Years
SmallCap Blend Fund (Acquiring Fund)
-- Class A (before taxes)	16.37%	0.37%	4.83%
(after taxes on distributions)	16.37	-0.19	4.34
(after taxes on distributions and sale of shares)	10.64	0.27	4.17
-- Class B	16.78	0.21	4.55
-- Class C	21.43	0.83	4.67
-- Institutional Class	24.01	2.24	6.17
-- Class J	22.48	1.72	5.45
-- Class R-1	23.03	1.36	5.25
-- Class R-2	23.12	1.49	5.39
-- Class R-3	23.45	1.69	5.57
-- Class R-4	23.66	1.97	5.79
-- Class R-5	23.78	1.99	5.91

Russell 2000 Index (reflects no deduction for fees, expenses, or taxes)	26.85	4.47	6.33

After-tax returns are shown for Class A shares only and would be different for the other share classes. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Reasons for the Reorganization

The Board believes that the reorganization will serve the best interests of the shareholders of both the Acquired and Acquiring
Funds. The Acquiring Fund has outperformed the Acquired Fund over the one-, three-, five-, and ten-year periods ended
December 31, 2010. Moreover, the Acquiring Fund, as a fund with greater assets, may be expected to afford shareholders of the Acquired Fund, on an ongoing basis, greater prospects for growth and efficient management as larger funds tend to have lower expenses and may be more marketable. The Funds have the same investment objectives in that both seek to provide long-term growth of capital, and they also have similar principal policies and risks in that both invest principally in equity securities of companies with small market capitalizations. The Funds have the same advisory fee rates and, although the
Acquiring Fund has higher overall net expense ratios than the Acquired Fund with respect to certain share classes, PMC has agreed to cap the expenses of the Acquiring Fund for a two-year period following the Reorganization. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization
At its September 13, 2011 meeting, the Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.
In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the investment objectives and principal investment strategies and risks of the Funds;

(2)	identical fundamental investment restrictions;

(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;

(4)	expense ratios and available information regarding the fees and expenses of the Funds;

(5)	comparative investment performance of and other information pertaining to the Funds;

(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring
Fund;

(7)	the absence of any material differences in the rights of shareholders of the Funds;

(8)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring
Fund;

(9)	any direct or indirect benefits, including potential economic benefits, expected to be derived by PMC and its affiliates from the Reorganization;

(10) the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the
Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;

(11) the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;

(12) the terms and conditions of the Plan; and

(13) possible alternatives to the Reorganization including liquidation of the Acquired Fund or continuing the Acquired Fund as currently operated.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the
Reorganization because the Funds have the same investment objectives and substantially similar principal investment strategies and risks;

(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;

(3)	the Funds have the same advisory fee rates and, although the Acquiring Fund has higher overall expense ratios than the
Acquired Fund with respect to certain share classes, PMC has agreed to cap the expenses of the Acquiring Fund for a two-
year period following the Reorganization

(4)	the Acquiring Fund has outperformed the Acquired Fund for the one-, three- and five- and ten-year periods ended
December 31, 2010; and

(5)	the combination of the Acquired and Acquiring Funds may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

INFORMATION ABOUT THE REORGANIZATION

Plans of Acquisition

The terms of the Plans are summarized below. The summary is qualified in its entirety by reference to the Forms of the Plans attached as Appendix A to this Proxy Statement/Prospectus.

Under each Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be February 17, 2012, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring
Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

Immediately after the Effective Time, each Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired
Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and each Acquired
Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, each Acquired
Fund will be dissolved in accordance with applicable law.

The Plans may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Funds. The Board may abandon and terminate either or both of the Plans at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan(s) would not be in the best interests of the shareholders of any or all of the Funds.

Under the Plan related to the Reorganization of the SmallCap Value Fund into the SmallCap Blend Fund, PMC will pay all of the out-of-pocket costs in connection with the transaction contemplated under this Plan

Under the Plan related to the Reorganization of the SmallCap Growth Fund into the SmallCap Blend Fund, PMC will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

If a Reorganization is not consummated for any reason, the Board will consider other possible courses of action, including the liquidation (and termination) of the Acquired Fund.

Description of the Securities to Be Issued

PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class B, Class C, Class J, Class
R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class shares of common stock of the Acquiring Funds to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

The share classes of the Acquired Funds have the same rights with respect to the Acquired Funds that the share classes of the
Acquiring Fund have with respect to the Acquiring Fund.

Shares of all Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences
To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the
“Code”), a reorganization must exhibit a continuity of business enterprise. Because, with respect to the reorganization under each of Proposal 1 and Proposal 2, the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore each combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Acquired Funds or their shareholders in connection with each combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

Capital Loss Carryforward. As of October 31, 2011, the Acquired Funds had an accumulated capital loss carryforwards of approximately $159,737,000 for the SmallCap Value Fund and $81,862,000 for the SmallCap Growth Fund. After the
Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as an Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforwards in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward of an Acquired Fund currently are available only to shareholders of that Acquired Fund.
After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

Capital Gains from Disposition of Portfolio Securities. The disposition of portfolio securities by the Acquired Funds prior to and in connection with the Reorganization could result in the Acquired Funds incurring long-term and short-term capital gains.
However, it is expected that the available capital loss carryforwards for the Acquired Funds, described above, will offset any such capital gains. To the extent any such capital gains are not offset, they will be passed through to the shareholders of the
Acquired Funds and subject to taxation as described below.

Distribution of Income and Gains. Prior to the Reorganization, each Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the
Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION
The following tables show as of April 30, 2011: (i) the capitalization of the Acquired Funds; (ii) the capitalization of the Acquiring
Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund. (a) as if each reorganization had occurred separately and (b) as if both reorganizations had occurred as of April 30, 2011. As of April 30, 2011, the Acquired Funds and the Acquiring
Fund each had outstanding ten classes of shares; Class A, Class B, Class C, Class J, Institutional, R-1, R-2, R-3, R-4, and R-5.

The Acquired Funds will pay any trading costs associated with disposing of any of their portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $62,000 for SmallCap Growth Fund and $99,000 for SmallCap
Value Fund. The estimated gain would be $12,936,000 ($1.12 per share) for SmallCap Growth Fund and an estimated gain of
$33,326,000($1.53 per share) for SmallCap Value Fund, on a U.S. GAAP basis.

With respect to the reorganization of the SmallCap Value Fund into the SmallCap Blend Fund under Proposal 1, the table below does not reflect the redemption from the Acquired Fund subsequent to April 30, 2011 of approximately $206.3 million in assets by the PFI Strategic Asset Management (SAM) Portfolios.

		Net Assets		Shares
		(000s)	NAV	(000s)
(1) SmallCap Growth Fund	Class A	$ 46,496	$ 8.91	5,217
(Acquired Fund)	Class B	2,166	8.56	253
	Class C	2,899	8.69	334
	Class J	30,739	8.43	3,647
	Institutional	12,997	9.24	1,407
	R-1	587	8.70	68
	R-2	402	8.87	45
	R-3	663	9.03	73
	R-4	305	9.28	33
	R-5	4,307	9.38	459
		$101,561		11,536
(2) SmallCap Value Fund	Class A	$ 18,816	$16.29	1,155
(Acquired Fund)	Class B	2,505	15.78	159
	Class C	3,436	16.03	214
	Class J	47,172	15.77	2,992
	Institutional	246,015	16.30	15,089
	R-1	2,186	16.09	136
	R-2	4,238	16.11	263
	R-3	9,730	16.29	597
	R-4	5,039	16.39	307
	R-5	13,738	16.47	834
		$352,875		21,746
(3) SmallCap Blend Fund	Class A	$ 88,326	$15.76	5,605
(Acquiring Fund)	Class B	5,367	14.87	361
	Class C	2,718	15.31	178
	Class J	101,006	15.20	6,645
	Institutional	43,509	16.27	2,675
	R-1	257	15.48	17
	R-2	1,248	15.50	81
	R-3	1,081	15.79	68
	R-4	2,464	16.08	153
	R-5	4,033	16.26	248
		$250,009		16,031
Increase(Decrease) in shares outstanding	Class A			(2,267)
of the Acquired Fund to reflect the exchange	Class B			(107)
for shares of the Acquiring Fund.	Class C			(145)
(assuming the combination of (1) and (3))	Class J			(1,625)
	Institutional			(608)
	R-1			(30)
	R-2			(19)
	R-3			(31)
	R-4			(14)
	R-5			(194)
SmallCap Blend Fund	Class A	$134,822	$15.76	8,555
(Acquiring Fund)	Class B	7,533	14.87	507
(assuming the combination of (1) and (3))	Class C	5,617	15.31	367
	Class J	131,745	15.20	8,667
	Institutional	56,506	16.27	3,474
	R-1	844	15.48	55
	R-2	1,650	15.50	107
	R-3	1,744	15.79	110
	R-4	2,769	16.08	172
	R-5	8,340	16.26	513
		$351,570		22,527

		Net Assets		Shares
		(000s)	NAV	(000s)
(Decrease) in net assets to reflect the redemption	Institutional	$(187,267)		(11,489)
of PFI’s SAM Portfolios from SmallCap Value at
April 30, 2011 values

Increase(Decrease) in shares outstanding	Class A			39
of the Acquired Fund to reflect the exchange	Class B			9
for shares of the Acquiring Fund.	Class C			10
(assuming the combination of (2) and (3))	Class J			111
	Institutional			10
	R-1			5
	R-2			10
	R-3			19
	R-4			6
	R-5			11

SmallCap Blend Fund	Class A	$107,142	$15.76	6,799
(Acquiring Fund)	Class B	7,872	14.87	529
(assuming the combination of (2) and (3))	Class C	6,154	15.31	402
	Class J	148,178	15.20	9,748
	Institutional	102,257	16.27	6,285
	R-1	2,443	15.48	158
	R-2	5,486	15.50	354
	R-3	10,811	15.79	684
	R-4	7,503	16.08	466
	R-5	17,771	16.26	1,093
		$415,617		26,518

SmallCap Blend Fund	Class A	$153,638	$15.76	9,749
(Acquiring Fund)	Class B	10,038	14.87	675
(assuming the combination of (1), (2) and (3))	Class C	9,053	15.31	591
	Class J	178,917	15.20	11,770
	Institutional	115,254	16.27	7,084
	R-1	3,030	15.48	196
	R-2	5,888	15.50	380
	R-3	11,474	15.79	726
	R-4	7,808	16.08	485
	R-5	22,078	16.26	1,358
		$517,178		33,014

ADDITIONAL INFORMATION ABOUT THE FUNDS
Certain Investment Strategies and Related Risks of the Funds
This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional
Information contains additional information about investment strategies and their related risks.
Some of the principal investment risks vary between the Funds and the variations are described above. The value of each
Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the
Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.
The table below identifies the strategies and risks that apply to the Funds and indicates for each Fund whether such strategies and risks are principal, non-principal or not applicable.

INVESTMENT STRATEGIES AND RISKS	SMALLCAP BLEND	SMALLCAP GROWTH	SMALLCAP VALUE
Convertible Securities	Non-Principal	Non-Principal	Non-Principal
Derivatives	Non-Principal	Non-Principal	Non-Principal
Equity Securities	Principal	Principal	Principal
Exchange Traded Funds (ETFs)	Non-Principal	Non-Principal	Non-Principal
Fixed-Income Securities	Non-Principal	Non-Principal	Non-Principal
Foreign Securities	Non-Principal	Non-Principal	Non-Principal
Initial Public Offerings ("IPOs")	Non-Principal	Non-Principal	Non-Principal
Liquidity Risk(1)	Non-Principal	Non-Principal	Non-Principal
Management Risk(1)	Non-Principal	Non-Principal	Non-Principal
Market Volatility(1)	Non-Principal	Non-Principal	Non-Principal
Master Limited Partnerships	Non-Principal	Non-Principal	Non-Principal
Portfolio Turnover	Non-Principal	Non-Principal	Non-Principal
Preferred Securities	Non-Principal	Non-Principal	Non-Principal
Real Estate Investment Trusts	Non-Principal	Non-Principal	Principal
Repurchase Agreements	Non-Principal	Non-Principal	Non-Principal
Royalty Trusts	Non-Principal	Non-Principal	Non-Principal
Small and Medium Capitalization Companies	Principal	Principal	Principal
Temporary Defensive Measures	Non-Principal	Non-Principal	Non-Principal
Underlying Funds	Not Applicable	Principal	Principal

(1) These risks are not deemed principal for purposes of this table because they apply to almost all funds; however, in certain circumstances, they could significantly affect the net asset value, yield, and total return.

Convertible Securities. Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Derivatives. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities.
Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency). The Funds may enter into forward commitment agreements (not as a principal investment strategy), which call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund or the reference currency relates to an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

The risks associated with derivative investments include:
• the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction PMC or
Sub-Advisor anticipated;
• the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
• the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
• the possibility that the counterparty may fail to perform its obligations.

For currency contracts, there is also a risk of government action through exchange controls that would restrict the ability of the
Fund to deliver or receive currency.

Equity Securities. Equity securities include common stocks, convertible securities, depositary receipts, rights (a right is an offering of common stock to investors who currently own shares which entitle them to buy subsequent issues at a discount from the offering price), and warrants (a warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price). Common stocks, the most familiar type, represent an equity
(ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Some of the Funds focus their investments on certain market capitalization ranges. Market capitalization is defined as total current market value of a company's outstanding equity securities. The market capitalization of companies in the Funds'
portfolios and their related indexes will change over time and, the Funds will not automatically sell a security just because it falls outside of the market capitalization range of their indexes. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Exchange Traded Funds ("ETFs"). These are a type of index or actively managed fund bought and sold on a securities exchange. An ETF trades like common stock. Shares in an index ETF represent an interest in a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs. Fund shareholders indirectly bear their proportionate share of the expenses of the ETFs in which the fund invests.

Fixed-Income Securities. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors (some examples include investment grade corporate bonds, mortgage-backed securities, U.S.
government securities and asset-backed securities). The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
• Interest Rate Changes: Fixed-income securities are sensitive to changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes. If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income.
• Credit Risk: Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers. To the extent that the mortgages underlying mortgage-backed securities are "sub-prime mortgages" (mortgages granted to borrowers whose credit histories would not support conventional mortgages), the risk of default is higher.

Foreign Investing. For the Funds in this prospectus, foreign companies are:
• companies with their principal place of business or principal office outside the U.S. or
• companies for which the principal securities trading market is outside the U.S.

Depending on the fund, the fund may invest in securities of developed markets, developing (also called "emerging") markets, or both. Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the
World Bank) and MSCI Emerging Markets Index). These countries generally include every nation in the world except the United
States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a
U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S.
companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing (also called "emerging") countries are subject to higher risks than investments in companies in more developed countries. These risks include:
• increased social, political, and economic instability;
• a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
• lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
• foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
• relatively new capital market structure or market-oriented economy;
• the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
• restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
• possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Initial Public Offerings ("IPOs"). An IPO is a company's first offering of stock to the public. IPO risk is that the market value of
IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.
Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund's asset base is small, a significant portion of the Fund's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund's portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Liquidity Risk. A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund's ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk. If a Sub-Advisor's investment strategies do not perform as expected, the Fund could underperform other funds with similar investment objectives or lose money.
• Active Management: The performance of a Fund that is actively managed will reflect in part the ability of PMC or Sub-
Advisor(s) to make investment decisions that are suited to achieving the Fund's investment objective. Funds that are actively managed are prepared to invest in securities, sectors, or industries differently from the benchmark.
• Passive Management: Index funds use a passive, or indexing, investment approach. Index funds do not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock or bond performance.
Index funds attempt to replicate their relevant target index by investing primarily in the securities held by the index in approximately the same proportion of the weightings in the index. However, because of the difficulty of executing some relatively small securities trades, such funds may not always be invested in the less heavily weighted securities held by the index. An index fund's ability to match the performance of their relevant index may affected by many factors, such as fund expenses, the timing of cash flows into and out of the fund, changes in securities markets, and changes in the composition of the index.

Market Volatility. The value of a fund's portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. It is possible to lose money when investing in the fund.

Master Limited Partnerships. Master limited partnerships ("MLPs") tend to pay relatively higher distributions than other types of companies. The amount of cash that each individual MLP can distribute to its partners will depend on the amount of cash it generates from operations, which will vary from quarter to quarter depending on factors affecting the market generally and on factors affecting the particular business lines of the MLP. Available cash will also depend on the MLPs' level of operating costs
(including incentive distributions to the general partner), level of capital expenditures, debt service requirements, acquisition costs (if any), fluctuations in working capital needs and other factors. The benefit derived from investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. If, as a result of a change in current law or a change in an MLP's business, an MLP were treated as a corporation for federal income tax purposes, the MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and the distributions received might be taxed entirely as dividend income.

Portfolio Turnover. "Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a
Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may lower the Fund's performance. For some funds, high portfolio turnover rates, although increasing transaction expenses, may contribute to higher performance.

Please consider all the factors when you compare the turnover rates of different funds. You should also be aware that the "total return" line in the Financial Highlights section reflects portfolio turnover costs. No turnover rate can be calculated for the Money
Market Fund because of the short maturities of the securities in which it invests.

Preferred Securities. Preferred securities generally pay fixed rate dividends and/or interest (though some are adjustable rate)
and typically have "preference" over common stock in payment priority and the liquidation of a company's assets – preference means that a company must pay on its preferred securities before paying on its common stock, and the claims of preferred securities holders are ahead of common stockholders' claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed income securities - the fixed income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Real Estate Investment Trusts. Real estate investment trust securities ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). REITs are characterized as: equity REITs, which primarily own property and generate revenue from rental income; mortgage REITs, which invest in real estate mortgages; and
hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REITs expenses, including management fees, and will remain subject to the Fund's advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue
Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Repurchase Agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy (those that are large, well-capitalized and well-established financial institutions). In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Royalty Trusts. A royalty trust generally acquires an interest in natural resource or chemical companies and distributes the income it receives to its investors. A sustained decline in demand for natural resource and related products could adversely affect royalty trust revenues and cash flows. Such a decline could result from a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand. Rising interest rates could adversely impact the performance, and limit the capital appreciation, of royalty trusts because of the increased availability of alternative investments at more competitive yields. Fund shareholders will indirectly bear their proportionate share of the royalty trusts' expenses.

Small and Medium Capitalization Companies. Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock.
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures. From time to time, as part of its investment strategy, each Fund (other than the Money
Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective.
For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers' acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

High Yield Securities. Debt securities rated at the time of purchase BB+ or lower by Standard & Poor's Ratings Services or
Ba1 or lower by Moody's or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor are sometimes referred to as high yield or "junk bonds" and are considered speculative; such securities could be in default at time of purchase.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if Principal or Sub-Advisor thinks it is in the best interest of shareholders.

Index Funds. Index funds generally attempt to mirror the investment performance of the index by allocating the fund's assets in approximately the same weightings as the index. However, it is unlikely that the fund's performance will perfectly correlate with the index performance for a variety of reasons. The correlation between fund performance and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of fund shares. Because of the difficulty and expense of executing relatively small securities trades, index funds may not always be invested in the less heavily weighted securities and may at times be weighted differently than the index.

Municipal Obligations and AMT-Subject Bonds. The two principal classifications of municipal bonds are "general obligation"
and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

"AMT-subject bonds" are municipal obligations issued to finance certain "private activities," such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax ("AMT") and will also give rise to corporate alternative minimum taxes. See "Tax Considerations" for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Securities Lending Risk. To earn additional income, each Fund may lend portfolio securities to approved financial institutions.
Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the
Fund will be unable to recover the loaned security or its value. Further, the cash collateral received by the Fund in connection with such a loan may be invested in a security that subsequently loses value.

Multiple Classes of Shares

The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, the Funds may offer some or all of the following shares: Class A, Class B, Class C, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5, Class J, Class P
and Institutional Class. The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees.

Costs of Investing in the Funds

Fees and Expenses of the Funds
The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund. The Class R-1, R-2,
R-3, R-4, and Class R-5 shares are collectively referred to herein as the "Retirement Class shares."

Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings.
For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees
Class A, Class B and Class C Shares
• You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
• Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge
(CDSC) at the time of redemption.
• Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the
CDSC is imposed, it will reduce the amount of sales proceeds.

Institutional and Retirement Class Shares:
Institutional Class and Retirement Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class or Retirement Class shares of the Funds purchased with reinvested dividends or other distributions.

Class J
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

The CDSC is waived on shares:
• that were purchased pursuant to the Small Amount Force Out program (SAFO);
• redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
• redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
• redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
• sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to nonmonthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);
• that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

Ongoing fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:
• Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.
• Other Expenses – A portion of expenses that are allocated to all classes of the Fund.
• Distribution Fee – Each of the Funds has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Retirement
Class shares, Class J shares, Class A shares, Class B shares and Class C shares. Each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
• Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the
Fund under which PSS provides transfer agent services to the Funds at cost.

Retirement Class Shares Only

• Service Fee – PMC has entered into a Services Agreement with PFI under which PMC performs personal services for shareholders.
• Administrative Service Fee – PMC has entered into an Administrative Services Agreement with PFI under which PMC provides transfer agent and corporate administrative services to the Fund. In addition, PMC has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

Class A, Class B, Class C, Class J and Institutional Class shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to shareholders, and the cost of shareholder meetings held solely for Class A, Class B, Class C, Class J and Institutional Class shares respectively.

Distribution Plans and Intermediary Compensation

Institutional Class Shares
None of the Funds has adopted a 12b-1 Plan for Institutional Class shares.

Retirement Class Shares
PFI has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act for each of the Class R-1, R-2,
R-3 and R-4 shares. Under the 12b-1 Plans, each Fund makes payments from its assets attributable to the particular share class to the Fund's Distributor for distribution-related expenses and for providing services to shareholders of that share class.
Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-
1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	12b-1 Fee
R-1	0.35%
R-2	0.30%
R-3	0.25%
R-4	0.10%

Retirement Plan Services. Each Fund pays a Service Fee and Administrative Services Fee to PMC for providing services to retirement plan shareholders. PMC typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. PMC may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

Class A, Class B, Class C and Class J Shares
Each Fund has adopted a 12b-1 plan for its Class A, Class B, Class C and Class J shares. Under the 12b-1 Plans, the Funds may make payments from assets attributable to the particular share class to the Distributor for distribution related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Acquiring Fund is set forth below:

Share Class	12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%
Class J	0.45%

The proceeds from the Rule 12b-1 fees paid by Class A, Class B, Class C and Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Other Payments to Financial Intermediaries

If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial
Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your intermediary may charge you additional fees other than those disclosed in this prospectus. Ask your Financial Professional about any fees and commissions they charge.

Additionally, in some cases the Distributor and its affiliates will provide payments or reimbursements in connection with the costs of conferences, educational seminars, training and marketing efforts related to the Funds. Such activities may be sponsored by intermediaries or the Distributor. The costs associated with such activities may include travel, lodging, entertainment, and meals.
In some cases the Distributor will also provide payment or reimbursement for expenses associated with transactions ("ticket")
charges and general marketing expenses.

Pricing of Fund Shares

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (share prices are not calculated on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/ Presidents’ Day, Good Friday,
Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price we calculate after we receive the order at our transaction processing center in Canton,
Massachusetts. To process your purchase order on the day we receive it, we must receive the order (with complete information):
• on a day that the NYSE is open and
• prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the
NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For each Fund the share price is calculated by:
• taking the current market value of the total assets of the Fund
• subtracting liabilities of the Fund
• dividing the remainder proportionately into the classes of the Fund
• subtracting the liability of each class
• dividing the remainder by the total number of shares outstanding for that class.

Notes:
• If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
• A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value
(“NAV”) are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.
Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.
The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.
• Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Purchase of Fund Shares

Class A, Class B and Class C Shares
Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“Financial
Professionals”). Financial Professionals may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/ or education expenses. Prospective shareholders should consult with their Financial Professional prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. PMC may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

To eliminate the need for safekeeping, PFI will not issue certificates for shares.

Making an Investment

PFI has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least
$1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of
Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account.
Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Financial Professional can help you buy shares of the Funds by mail, through bank wire, direct deposit, or AIP. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). Contact information for the Fund is as follows:

Mailing Addresses:
Regular Mail Principal Funds P.O. Box 8024 Boston, MA 02266-8024	Overnight Mail Principal Funds 30 Dan Road Canton, MA 02021-2809

After you place a buy order in proper form, which must be received at the transaction processing center in Canton,
Massachusetts, shares are bought using the next share price calculated.

Customer Service

You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit

Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment)
to your PFI account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan (“AIP”)

Your Financial Professional can help you establish an AIP. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an AIP when you open your account. Minimum monthly purchase is $100 per Fund.

Note: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Class B Shares
Class B shares of the Funds are no longer be available for purchase, except through exchanges and dividend reinvestments as discussed below. Effective May 12, 2010, exchanges cannot be made into the Funds. Class B shareholders may continue to hold such shares until they automatically convert to Class A shares under the existing conversion schedule (based on purchase date), as described below. Shareholders who owned Class B shares on February 26, 2010 will still receive dividend reinvestments and may continue to exchange their shares for other Class B Fund shares in accordance with the Funds' current policies. Effective on and after the Closing Date, Class B shareholders who have an automated investment plan in Class B shares (such as Automatic Investment Plan (“AIP”) or automatic exchange election), will have such recurring investments automatically redirected into Class A shares of the same Fund with the applicable Class A sales charge (load). All other features of Class B shares, including Rule 12b-1 distribution and/or service fees, contingent deferred sales charge schedules and conversion features, remain unchanged and continue in effect. We may modify these policies in the future.

Institutional Class Shares
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
• retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;
• separate accounts of Principal Life;
• Principal Life or any of its subsidiaries or affiliates;
• any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
• clients of Principal Global Investors, LLC.;
• sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
• certain pension plans;
• certain retirement account investment vehicles administered by foreign or domestic pension plans;
• an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
• certain institutional clients that have been approved by Principal Life for purposes of providing plan record keeping.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state.
Please check with your financial advisor or our home office for state availability.

Shares may be purchased from Principal Funds Distributor, Inc. (“the Distributor”). The Distributor is an affiliate of Principal Life
Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group.
There are no sales charges on Institutional Class shares of the Funds. There are no restrictions on amounts to be invested in
Institutional Class shares of the Funds.

Shareholder accounts for the Funds are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or an institutional investor). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by a Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Note: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Retirement Class Shares
The Retirement Class shares may be purchased through retirement plans, though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans). Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

Only eligible purchasers may buy R-1, R-2, R-3, R-4, and R-5 Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:
• retirement and pension plans to which Principal Life Insurance Company ("Principal Life") provides recordkeeping services;
• separate accounts of Principal Life;
• Principal Life or any of its subsidiaries or affiliates;
• any fund distributed by PFD if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
• clients of Principal Global Investors, LLC.;
• certain pension plans;
• certain retirement account investment vehicles administered by foreign or domestic pension plans;
• an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
• certain retirement plan clients that have an approved organization for purposes of providing plan record keeping services.

PMC reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state.
Please check with your financial advisor or our home office for state availability.

Shares may be purchased from PFD. PFD is an affiliate of Principal Life Insurance Company and with it are subsidiaries of
Principal Financial Group, Inc. and members of the Principal Financial Group. There are no sales charges on R-1, R-2, R-3, R-4, and R-5 Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor (generally an omnibus account or a plan level account). Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor's trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Payments may be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, money orders, travelers' checks, credit card checks, and foreign checks.

PMC may recommend to the Board, and the Board may elect, to close certain funds or share classes to new and existing investors.

Note: No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Class J Shares
Class J shares are currently available only through registered representatives of:
• Princor who are also employees of Principal Life (These registered representatives are sales counselors of Principal
Connection, a distribution channel used to directly market certain products and services of the companies of the Principal
Financial Group.);
• selected broker-dealers selling Class J shares in conjunction with health savings accounts; and
• selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-243-4380, extension 1000.

Fill out the PFI (or the IRA, SEP or SIMPLE) application completely. You must include:
• the name you want to appear on the account;
• the PFI Fund in which you want to invest;
• the amount of the investment;
• your Social Security number; and
• other required information.

Each Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.
• PFI may reject or cancel any purchase orders for any reason. For example, PFI does not intend to permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, PFI may reject any purchase orders from market timers or investors that, in PMC's opinion, may be disruptive to the Funds. For these purposes, PMC may consider an investor's trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control.
PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

• If you are making an initial purchase of PFI of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing PFI Class J share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and
Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C, and J shares of PFI owned by such persons, to determine the applicable sales charge.
Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other
PFI shares.

However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase.
• The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, PFI will not issue certificates for shares. PFI may periodically close to new purchases of shares or refuse any order to buy shares if PMC determines that doing so would be in the best interests of PFI and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder's account, we are unable to process any purchases or exchanges on that account.

Payments are to be made via personal or financial institution check (for example, a bank or cashier's check). We reserve the right to refuse any payment that we feel presents a fraud or money laundering risk. Examples of the types of payments we will not accept are cash, starter checks, money orders, travelers' checks, credit card checks, and foreign checks.

Payment. Payment for shares of PFI purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Financial Professional can help you buy shares of PFI by mail, through bank wire, direct deposit or Automatic Investment
Plan. Contact Principal Funds at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the
NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Financial Professional can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment)
to your Principal Funds account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Financial Professional can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Note: No salesperson, broker-dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been provided or made by PFI, a Fund, PMC, any Sub-Advisor, or PFD.

Redemption of Fund Shares

Class A, Class B and Class C Shares
After you place a sell order in proper form, which must be received at the transaction processing center in Canton,
Massachusetts, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call PFI. You should also call PFI for special instructions that may apply to sales from accounts:
• when an owner has died
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, PFI may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.
Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any PFI Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month

CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.
Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Sell shares by mail
• Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal
Funds, P.O. Box 8024, Boston, MA 02266-8024 (or overnight mail to 30 Dan Road, Canton, MA 02021-2809). Specify the
Fund(s) and account number.
• Specify the number of shares or the dollar amount to be sold.
• A Medallion Signature Guarantee* will be required if the:
• sell order is for more than $100,000;
• check is being sent to an address other than the account address;
• wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
• account address has been changed within 15 days of the sell order; or
• check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone
• The request may be made by a shareholder or by the shareholder’s Financial Professional.
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
• If our phone lines are busy, you may need to send in a written sell order.
• To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE
(generally 3:00 p.m. Central Time).
• Telephone redemption privileges are NOT available for PFI 403(b) plans and certain employer sponsored benefit plans.
• If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:
• sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
• pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
• provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).
You can set up a systematic withdrawal plan by:
• completing the applicable section of the application, or
• sending us your written instructions, or
• completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
• calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
• you instruct us to stop or
• your Fund account balance is zero.
When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Institutional Class Shares
Institutional Class Shares of the Funds may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form.

The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Retirement Class Shares
Subject to any restrictions imposed by a plan, Retirement Class shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Funds generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

Class J Shares
After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale of shares; however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day (a day when the NYSE is open for normal business) after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:
• lump sum of the entire interest in the account,
• partial interest in the account, or
• periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
• payable to all owners on the account (as shown in the account registration) and
• mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:
• when an owner has died;
• for certain employee benefit plans; or
• owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Within 60 calendar days after the sale of J shares, you may reinvest the amount of the sale proceeds into any Principal Funds
Class J shares fund; shares purchased by redemption proceeds are not subject to the eighteen month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:
• Send a distribution form (available at www.PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• Medallion Signature Guarantee* will be required if the:
• sell order is for more than $100,000;
• wire or ACH is being sent to a shareholder's U.S. bank account not previously authorized or the request does not include a voided check or deposit slip indicating a common owner between the bank account and mutual fund account;
• check is being sent to an address other than the account address;
• account address has been changed within 15 days of the sell order; or
• check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
* If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone
• The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
• The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
• If our phone lines are busy, you may need to send in a written sell order.
• To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE
(generally 3:00 p.m. Central Time).
• Telephone redemption privileges are NOT available for Principal Funds 403(b) plans and certain employee sponsored benefit plans.
• If previously authorized, checks can be sent to a shareholder's U.S. bank account.
Systematic withdrawal plans:
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
• sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
• pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
• provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).
• You can set up a systematic withdrawal plan by:
• completing the applicable section of the application; or
• sending us your written instructions; or
• calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:
• you instruct us to stop; or
• your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.
Exchange of Fund Shares
Class A, Class B and Class C Shares
Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other PFI Funds. The
Fund reserves the right to revise or terminate the exchange privilege at any time.

Automatic Exchange Election

This election authorizes an exchange from one fund of PFI to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
• completing the Automatic Exchange Election section of the application,
• calling us if telephone privileges apply to the account from which the exchange is to be made, or
• sending us your written instructions.
• completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:
• you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
• your Fund account balance is zero.
You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
• An exchange by any joint owner is binding on all joint owners.
• If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
• All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
• You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
• For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally
3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
• accounts with identical ownership,
• an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
• a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
• a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Institutional Class and Retirement Class Shares
An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of PFI, provided that:
• the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
• the share class of such other Fund is available through the plan, and
• the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

Class J Shares
Your shares in the Funds may be exchanged without a CDSC for the same share class of any other Principal Funds. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to a CDSC when they are sold. The Fund reserves the right to revise or terminate the exchange privilege at any time.

You may exchange shares by:
• sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205
• completing an Exchange Authorization Form (available on www.principalfunds.com or by calling 1-800-222-5852).
• via the Internet at www.principalfunds.com.
• calling us, if you have telephone privileges on the account.

Automatic Exchange Election

This election authorizes an exchange from one Principal Funds to another on a monthly, quarterly, semiannual or annual basis.
You can set up an automatic exchange by:
• completing an automatic Exchange Election form available on www.principalfunds.com,
• completing the Automatic Exchange Election section of the application,
• calling us if telephone privileges apply to the account from which the exchange is to be made, or
• sending us your written instructions.

Your automatic exchange continues until:
• you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
• your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

• An exchange by any joint owner is binding on all joint owners.
• If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and broker-dealer of record as the account from which the shares are being exchanged.
• All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
• You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
• For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m.
Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
• accounts with identical ownership,
• an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
• a single owner to a Uniform Transfer to Minors Act ("UTMA") account if the owner of the single owner account is also the custodian on the UTMA account, or
• a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss.
Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Frequent Purchases and Redemptions

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these
Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
• Disrupt the management of the Funds by:
• forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds; and
• causing unplanned portfolio turnover;
• Hurt the portfolio performance of the Funds; and
• Increase expenses of the Funds due to:
• increased broker-dealer commissions and
• increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Funds have also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may harm the Funds.

Class A, Class B and Class C Shares
Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A,
Class B and Class C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue
Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative”
under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S.
mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
• Limiting the number of exchanges per year; and
• Taking other such action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Institutional Class Shares
If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
• Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
• Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S.
mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
• Limiting the number of exchanges during a year;
• Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
• Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange.
We will give you notice in writing in this instance.

Retirement Class Shares
The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

Class J Shares
Currently the Funds impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund's Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic
Withdrawal Plan; due to a shareholder's death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as
amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares. In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:
• Increasing the excessive trading fee to 2%,
• Increasing the excessive trading fee period from 30 days to as much as 90 days,
• Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
• Limiting the number of permissible exchanges available to shareholders identified as "excessive traders,"
• Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
• Taking such other action as directed by the Fund.

Dividends and Distributions

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.
The payment date is annually in December. For more details on the payment schedule, go to www.principalfunds.com.

Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the
Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:
• invested in shares of another of the PFI Funds without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
• paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to
Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as
amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-
5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Notes:
• A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
• Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state)
income tax.
• For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable)
on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions from IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income.
Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before
January 1, 2013, distributions of investment income properly designated by the Fund as derived from “qualified dividend income”
will be taxed at the rates applicable to long-term capital gains.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Any gain resulting from the redemption or exchange of your shares will generally also be subject to tax. For shares acquired after January 1, 2012, you will need to select a cost basis method to be used to calculate your reported gains and losses prior to or at the time of any redemption or exchange. If you do not select a method, the Funds’ default method of average cost will be applied to the transactions. The cost basis method used on your account could significantly affect your taxes due and should be carefully considered. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Internal Revenue Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Funds. You should consult your tax advisor before investing in the Funds.

Portfolio Holdings Information

A description of PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the
Statement of Additional Information.

VOTING INFORMATION

Voting procedures. If you complete and return the enclosed proxy card(s), the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines,
Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

Voting rights. Only shareholders of record at the close of business on November 28, 2011 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of each Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of each Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. Each Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940
Act to mean, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Acquired Fund present at the
Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Acquired Fund. The approval of one Reorganization is not contingent upon approval of any other Reorganization.

The number of votes eligible to be cast at the Meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership”.

Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of an Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a proposal may be determined with reference to a percentage of votes present at the
Meeting, which would have the effect of counting abstentions as if they were votes against a proposal.

In the event the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the
Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the
Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

Expenses of the Meeting. The expenses of the Meeting will be treated as an expense related to the Reorganization and will be paid by the Acquired Funds.

OUTSTANDING SHARES AND SHARE OWNERSHIP

The following table shows as of November 28, 2011, the Record Date, the number of shares outstanding for each class of the
Acquired and Acquiring Funds:

SmallCap Value Fund		SmallCap Growth Fund		SmallCap Blend Fund
(Acquired Fund)		(Acquired Fund)		(Acquiring Fund)
	Shares		Shares		Shares
Share Class	Outstanding	Share Class	Outstanding	Share Class	Outstanding
A	956,809.613	A	4,944,639.496	A	5,403,217.741
B	139,374.462	B	191,980.046	B	282,074.489
C	205,745.871	C	317,733.658	C	190,878.188
Institutional	654,733.137	Institutional	77,370.302	Institutional	2,668,428.687
J	2,802,057.595	J	3,432,538.520	J	6,293,210.091
R-1	113,067.561	R-1	63,099.691	R-1	11,219.555
R-2	158,821.484	R-2	38,554.916	R-2	86,570.554
R-3	349,554.456	R-3	80,461.336	R-3	41,510.198
R-4	175,256.221	R-4	35,327.632	R-4	143,390.854
R-5	389,684.381	R-5	419,454.606	R-5	238,187.388

As of the November 28, 2011 Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

As of the November 28, 2011 Record Date, the following persons owned of record, or were known by PFI to own beneficially,
5% or more of the outstanding shares of any class of shares of the Acquiring Fund:

			Percentage
Acquiring	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
SMALLCAP BLEND	C	PERSHING LLC	23.30%
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP BLEND	Institutional	THE PRINCIPAL TRUST FOR	65.43
		POST-RETIREMENT MEDICAL BENEFITS 61021
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND	Institutional	THE PRINCIPAL TRUST FOR	13.29
		POST-RETIREMENT MEDICAL BENEFITS 61022
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND	Institutional	THE PRINCIPAL TRUST FOR	7.51%
		POST-RETIREMENT MEDICAL BENEFITS 61009
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND	Institutional	THE PRINCIPAL TRUST FOR	6.56
		POST-RETIREMENT MEDICAL BENEFITS 61006
		ATTN STEPHANIE WATTS S-001-S60
		PRINCIPAL FINANCIAL GROUP
		DES MOINES IA 50392-0001

SMALLCAP BLEND	R-1	DELAWARE CHARTER GUARANTEE & TRUST	100.00
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND	R-2	DCGT AS TTEE AND/OR CUST	100.00
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND	R-3	DCGT AS TTEE AND/OR CUST	39.52
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND	R-3	BUFFALO WILD WINGS INC	32.33
		FBO BUFFALO WILD WINGS MGMT DC PLAN
		ATTN: ALISSA A. PARTEE
		5500 WAYZATA BLVD; STE 1600
		MINNEAPOLIS MN 55416-1237

SMALLCAP BLEND	R-3	PRINCIPAL TRUST COMPANY	7.99
		FBO DEF COMP OF CLAREMONT CLUB
		ATTN SUSAN SAGGIONE
		1013 CENTRE ROAD
		WILMINGTON DE 19805-1265

SMALLCAP BLEND	R-3	WHITLOCK PACKAGING CORP FBO	5.38
		WHITLOCK PKG CORP EXEC NQ EXCESS
		ATTN JOHN GOFF
		5314 S YALE AVE STE 206
		TULSA OK 74135-6269

SMALLCAP BLEND	R-4	DCGT AS TTEE AND/OR CUST	99.96
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

			Percentage
Acquiring	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
SMALLCAP BLEND	R-5	DCGT AS TTEE AND/OR CUST	80.37%
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP BLEND	R-5	BANKERS TRUST COMPANY	8.22
		FBO NQ PLAN OF BBC WORLDWIDE
		ATTN DEBBIE WILLIAMS
		453 7TH ST
		DES MOINES IA 50309-4110

As of the November 28, 2011 Record Date, the following persons owned of record, or were known by PFI to own beneficially,
5% or more of the outstanding shares of any class of shares of the Acquired Funds:

			Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
SMALLCAP GROWTH	A	CHARLES SCHWAB & CO INC	30.38%
		SPECIAL CUSTODY ACCT
		FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP GROWTH	C	PERSHING LLC	14.08
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP GROWTH	C	PRINCIPAL LIFE INSURANCE CO CUST	5.61
		IRA PHILIP C SAMMONS
		971 FIRE ROCK PL
		COLORADO SPGS CO 80921-8425

SMALLCAP GROWTH	Institutional	DCGT AS TTEE AND/OR CUST	66.66
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH	Institutional	PERSHING LLC	28.83
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP GROWTH	R-1	DELAWARE CHARTER GUARANTEE & TRUST	91.60
		FBO VARIOUS QUALIFIED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH	R-2	DELAWARE CHARTER GUARANTEE & TRUST	100.00
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH	R-3	DELAWARE CHARTER GUARANTEE & TRUST	87.82
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH	R-3	DELTA DENTAL PLAN OF OKLAHOMA	7.53
		FBO DELTA DENTAL OK INC SUP PLAN
		ATTN STEPHANIE ELLIOT
		16 NW 63RD ST
		OKLAHOMA CITY OK 73116-9116

			Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
SMALLCAP GROWTH	R-4	DCGT AS TTEE AND/OR CUST	97.48%
		FBO VARIOUS QUALIFIED PLANS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH	R-5	DCGT AS TTEE AND/OR CUST	58.83
		FBO MEDICAL SERVICES OF NORTHWEST
		NORTHWEST ARKANSAS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP GROWTH	R-5	DELAWARE CHARTER GUARANTEE & TRUST	37.10
		FBO VARIOUS QUALIFIED PLANS
		FBO PRINCIPAL FINANCIAL GROUP
		ATTN RIS NPIO TRADE DESK
711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE	C	PERSHING LLC	19.63
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE	C	MLPF&S FOR THE SOLE	6.98
		BENEFIT OF ITS CUSTOMERS
		ATTN FUND ADMINISTRATION
		4800 DEER LAKE DR EAST 3RD FL
		JACKSONVILLE FL 32246-6484

SMALLCAP VALUE	A	PERSHING LLC	11.83
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE	A	CHARLES SCHWAB & CO INC	6.81
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP VALUE	B	PERSHING LLC	14.27
		1 PERSHING PLZ
		JERSEY CITY NJ 07399-0001

SMALLCAP VALUE	B	CHARLES SCHWAB & CO INC	12.48
		SPECIAL CUSTODY ACCT FBO CUSTOMERS
		ATTN MUTUAL FUNDS
		101 MONTGOMERY ST
		SAN FRANCISCO CA 94104-4151

SMALLCAP VALUE	B	PRINCIPAL LIFE INSURANCE CO CUST	8.07
		IRA OF NORMAN G TELAAK
		29 BUCYRUS DR
		AMHERST NY 14228-1944

SMALLCAP VALUE	Institutional	NFS LLC	56.55
		FEBO FIIOC AS AGENT FOR
		QUALIFIED EMPLOYEE BENEFIT
		PLANS 401K FINOPS-IC FUNDS
		100 MAGELLAN WAY KW1C
		COVINGTON KY 41015-1987

SMALLCAP VALUE	Institutional	MERCER TRUST COMPANY TTEE	26.24
		FBO HEALTH NET, INC 401(K)
		AIL STOP N-2-E PLAN #650706
		1 INVESTORS WAY
		ORWOOD MA 02062-1599

SMALLCAP VALUE	Institutional	NATIONWIDE TRUST COMPANY FSB	9.78
		C/O IPO PORTFOLIO ACCOUNTING
		PO BOX 182029
		COLUMBUS OH 43218-2029

			Percentage
Acquired	Share		of
Fund	Class	Name/Address of Shareholder	Ownership
SMALLCAP VALUE	R-1	DELAWARE CHARTER GUARANTEE & TRUST	94.30%
		FBO VARIOUS QUALIFI ED PLANS
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE	R-2	DCGT AS TTEE AND/OR CUST	99.23
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE	R-3	DCGT AS TTEE AND/OR CUST	91.23
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE	R-4	DCGT AS TTEE AND/OR CUST	98.49
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE	R-5	DCGT AS TTEE AND/OR CUST	64.02
		FBO PRINCIPAL FINANCIAL GROUP
		QUALIFIED PRIN ADVTG OMNIBUS
		ATTN NPIO TRADE DESK
		711 HIGH STREET
		DES MOINES IA 50392-0001

SMALLCAP VALUE	R-5	BANKERS TRUST COMPANY	15.27
		FBO NQ PLAN OF BBC WORLDWIDE
		ATTN DEBBIE WILLIAMS
		453 7TH ST
		DES MOINES IA 50309-4110

SMALLCAP VALUE	R-5	BROOKFIELD ENGINEERING LAB INC	5.08
		BO NQ EXCESS OF BROOKFIELD LAB
		ATTN: JAMES KAUFFMAN
		MIDDLEBORO MA 02346

FINANCIAL HIGHLIGHTS

The financial highlights table for each of the Acquired Funds and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ended April 30, 2011. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31,
2007, through October 31, 2010, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm,
whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2011, has not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment	and Unrealized	Total From	from	Dividends	Net Asset		Net Assets, End
	Beginning of	Income	Gain (Loss) on	Investment	Realized	and	Value, End		of Period (in
	Period	(Loss)(a)	Investments	Operations	Gains	Distributions	of Period	Total Return(b)	thousands)
SMALLCAP BLEND FUND
Class A shares
2011(c)	$12 .99	($0 .04)	$2 .81	$2 .77	$–	$–	$15 .76	21 .32%(d)	$88,326
2010	10.47	(0.04)	2 .56	2 .52	–	–	12 .99	24 .07	73,302
2009	10.36	–	0.11	0.11	–	–	10 .47	1 .06	61,823
2008	17.95	(0.02)	(6 .14)	(6 .16)	(1 .43)	(1 .43)	10.36	(36.97)	66,286
2007	17.30	(0.05)	2 .10	2 .05	(1 .40)	(1 .40)	17.95	12.48	118,157
2006	15.93	(0.02)	2 .33	2 .31	(0 .94)	(0 .94)	17.30	14.97	109,783
Class B shares
2011(c)	12.31	(0.10)	2 .66	2 .56	–	–	14.87	20 .80 (d)	5,367
2010	10.04	(0.18)	2 .45	2 .27	–	–	12 .31	22 .61	5,809
2009	10.05	(0.10)	0 .09	(0 .01)	–	–	10 .04	(0 .10)	7,037
2008	17.60	(0.13)	(5 .99)	(6 .12)	(1 .43)	(1 .43)	10.05	(37.52)	10,021
2007	17.12	(0.19)	2 .07	1 .88	(1 .40)	(1 .40)	17.60	11.55	22,058
2006	15.89	(0.14)	2 .31	2 .17	(0 .94)	(0 .94)	17.12	14.09	24,476
Class C shares
2011(c)	12.67	(0.09)	2 .73	2 .64	–	–	15.31	20 .84 (d)	2,718
2010	10.27	(0.12)	2 .52	2 .40	–	–	12 .67	23 .37	1,546
2009	10.22	(0.05)	0 .10	0 .05	–	–	10 .27	0 .49	940
2008	17.85	(0.12)	(6 .08)	(6 .20)	(1 .43)	(1 .43)	10.22	(37.44)	836
2007(g)	16.60	(0.14)	1 .39	1 .25	–	–	17.85	7 .53 (d)	1,573

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Ratio of	Ratio of Net
Expenses to	Investment Income
Average Net	to Average Net	Portfolio
Assets	Assets	Turnover Rate

1.42%(e),(f)	(0 .49)%(e)	83.4%(e)
1.51 (f)	(0.32)	65.2
1 .65	(0.01)	89.5
1 .46	(0.11)	55.6
1 .43	(0.28)	60.9
1 .40	(0.15)	103.0

2 .38 (e),(f)	(1 .44) (e)	83 .4 (e)
2.74 (f)	(1.55)	65.2
2 .78	(1.15)	89.5
2 .33	(0.97)	55.6
2 .26	(1.11)	60.9
2 .11	(0.85)	103.0

2 .20 (e),(f)	(1 .28) (e)	83 .4 (e)
2.20 (f)	(1.01)	65.2
2.20 (f)	(0.56)	89.5
2.20 (f)	(0.85)	55.6
2 .20 (e),(f)	(1 .04) (e)	60 .9 (e)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.25 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Distributions
	Value,	Investment	and Unrealized	Total From	from	from	Total	Net Assets, End
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	Dividends and	of Period (in
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	thousands)
SMALLCAP BLEND FUND
Class J shares
2011(c)	$12 .52	($0 .02)	$2 .70	$2 .68	$–	$–	$–	$15.20
2010	10.07	(0 .02)	2.47	2.45	–	–	–	12 .52
2009	9.97	0 .03	0 .11	0 .14	(0 .04)	–	(0 .04)	10 .07
2008	17.27	0 .04	(5 .91)	(5 .87)	–	(1 .43)	(1 .43)	9.97
2007	16.68	(0 .03)	2.02	1.99	–	(1 .40)	(1 .40)	17 .27
2006	15.40	(0 .03)	2.25	2.22	–	(0 .94)	(0 .94)	16 .68
Institutional shares
2011(c)	13.37	0 .01	2 .89	2 .90	–	–	–	16 .27
2010	10.74	0 .05	2 .63	2 .68	(0 .05)	–	(0 .05)	13 .37
2009	10.62	0 .08	0 .11	0 .19	(0 .07)	–	(0 .07)	10 .74
2008	18.24	0 .08	(6 .27)	(6 .19)	–	(1 .43)	(1 .43)	10 .62
2007	17.45	0 .07	2 .12	2 .19	–	(1 .40)	(1 .40)	18 .24
2006	15.97	0 .08	2 .34	2 .42	–	(0 .94)	(0 .94)	17 .45
R-1 shares
2011(c)	12.78	(0 .05)	2.75	2.70	–	–	–	15 .48
2010	10.31	(0 .05)	2.52	2.47	–	–	–	12 .78
2009	10.20	–	0.11	0.11	–	–	–	10 .31
2008	17.72	(0 .04)	(6 .05)	(6 .09)	–	(1 .43)	(1 .43)	10 .20
2007	17.13	(0 .08)	2.07	1.99	–	(1 .40)	(1 .40)	17 .72
2006	15.82	(0 .07)	2.32	2.25	–	(0 .94)	(0 .94)	17 .13
R-2 shares
2011(c)	12.78	(0 .04)	2.76	2.72	–	–	–	15 .50
2010	10.30	(0 .04)	2.52	2.48	–	–	–	12 .78
2009	10.18	0 .01	0 .11	0 .12	–	–	–	10 .30
2008	17.67	(0 .02)	(6 .04)	(6 .06)	–	(1 .43)	(1 .43)	10 .18
2007	17.06	(0 .06)	2.07	2.01	–	(1 .40)	(1 .40)	17 .67
2006	15.74	(0 .04)	2.30	2.26	–	(0 .94)	(0 .94)	17 .06
R-3 shares
2011(c)	13.01	(0 .03)	2.81	2.78	–	–	–	15 .79
2010	10.47	(0 .02)	2.56	2.54	–	–	–	13 .01
2009	10.32	0 .03	0 .12	0 .15	–	–	–	10 .47
2008	17.86	–	(6 .11)	(6 .11)	–	(1 .43)	(1 .43)	10 .32
2007	17.21	(0 .03)	2.08	2.05	–	(1 .40)	(1 .40)	17 .86
2006	15.85	(0 .02)	2.32	2.30	–	(0 .94)	(0 .94)	17 .21
R-4 shares
2011(c)	13.24	(0 .02)	2.86	2.84	–	–	–	16 .08
2010	10.65	0 .01	2 .60	2 .61	(0 .02)	–	(0 .02)	13 .24
2009	10.51	0 .05	0 .12	0 .17	(0 .03)	–	(0 .03)	10 .65
2008	18.14	0 .03	(6 .23)	(6 .20)	–	(1 .43)	(1 .43)	10 .51
2007	17.42	–	2.12	2.12	–	(1 .40)	(1 .40)	18 .14
2006	15.93	0 .01	2 .42	2 .43	–	(0 .94)	(0 .94)	17 .42
R-5 shares
2011(c)	13.38	(0 .01)	2.89	2.88	–	–	–	16 .26
2010	10.76	0 .02	2 .63	2 .65	(0 .03)	–	(0 .03)	13 .38
2009	10.61	0 .06	0 .12	0 .18	(0 .03)	–	(0 .03)	10 .76
2008	18.28	0 .05	(6 .29)	(6 .24)	–	(1 .43)	(1 .43)	10 .61
2007	17.54	0 .02	2 .12	2 .14	–	(1 .40)	(1 .40)	18 .28
2006	16.08	0 .04	2 .36	2 .40	–	(0 .94)	(0 .94)	17 .54

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

				Ratio of Net
	Net Assets, End of	Ratio of Expenses	Ratio of Gross	Investment Income
	Period (in	to Average Net	Expenses to Average	to Average Net	Portfolio
Total Return	thousands)	Assets	Net Assets(b)	Assets	Turnover Rate

21.41%(d),(e)	$101,006	1.26%(f)	1 .39%(f)	(0 .33)%(f)	83 .4%(f)
24.33 (e)	86,986	1.35	1 .42	(0 .16)	65 .2
1.43 (e)	75,770	1.32	1 .35	0 .32	89 .5
(36 .73) (e)	83,926	1.04	–	0 .32	55 .6
12.59 (e)	159,977	1.33	–	(0 .18)	60 .9
14.90 (e)	146,800	1.45	–	(0 .20)	103 .0

21.69 (d)	43,509	0.80 (f)	0.81 (f)	0.12 (f)	83 .4 (f)
25.03	35,729	0.80	0 .83	0 .39	65 .2
1.92	28,365	0.79	0 .85	0 .84	89 .5
(36 .52)	26,459	0.77	–	0 .58	55 .6
13.22	42,510	0.75	–	0 .40	60 .9
15.66	39,492	0.75	–	0 .50	103 .0

21.13 (d)	257	1.64 (f)	–	(0 .70) (f)	83 .4 (f)
23.96	232	1.65	–	(0 .46)	65 .2
1.08	203	1.65	–	(0 .02)	89 .5
(37 .07)	218	1.65	–	(0 .28)	55 .6
12.24	414	1.63	–	(0 .47)	60 .9
14.69	187	1.63	–	(0 .41)	103 .0

21.28 (d)	1,248	1.51 (f)	–	(0 .59) (f)	83 .4 (f)
24.08	1,195	1.52	–	(0 .33)	65 .2
1.18	1,091	1.52	–	0 .12	89 .5
(37 .00)	1,312	1.52	–	(0 .16)	55 .6
12.42	2,626	1.50	–	(0 .35)	60 .9
14.83	2,490	1.50	–	(0 .25)	103 .0

21.37 (d)	1,081	1.33 (f)	–	(0 .41) (f)	83 .4 (f)
24.26	889	1.34	–	(0 .15)	65 .2
1.45	700	1.34	–	0 .30	89 .5
(36 .88)	1,050	1.34	–	0 .01	55 .6
12.55	1,930	1.32	–	(0 .17)	60 .9
14.99	2,285	1.32	–	(0 .09)	103 .0

21.45 (d)	2,464	1.14 (f)	–	(0 .22) (f)	83 .4 (f)
24.52	2,139	1.15	–	0 .04	65 .2
1.63	1,914	1.15	–	0 .50	89 .5
(36 .79)	1,746	1.15	–	0 .19	55 .6
12.82	2,141	1.13	–	0 .02	60 .9
15.77	1,452	1.13	–	0 .05	103 .0

21.52 (d)	4,033	1.02 (f)	–	(0 .10) (f)	83 .4 (f)
24.72	3,314	1.03	–	0 .16	65 .2
1.76	2,856	1.03	–	0 .60	89 .5
(36 .73)	1,181	1.03	–	0 .32	55 .6
12.85	2,584	1.01	–	0 .14	60 .9
15.42	7,084	1.01	–	0 .24	103 .0

(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Total return is calculated without the contingent deferred sales charge.
(f) Computed on an annualized basis.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Total
	Value,	Investment	and Unrealized	Total From	from Net	Dividends	Net Asset		Net Assets, End
	Beginning	Income	Gain (Loss) on	Investment	Investment	and	Value, End		of Period (in
	of Period	(Loss)(a)	Investments	Operations	Income	Distributions	of Period	Total Return(b)	thousands)
SMALLCAP GROWTH FUND
Class A shares
2011(c)	$7 .16	($0 .04)	$1 .79	$1 .75	$–	$–	$8 .91	24 .44%(d)	$46,496
2010	5 .77	(0 .08)	1 .47	1 .39	–	–	7 .16	24 .09	37,428
2009	5 .43	(0 .06)	0 .40	0 .34	–	–	5 .77	6 .26	28,743
2008	10 .18	(0 .07)	(4 .10)	(4 .17)	(0 .58)	(0 .58)	5 .43	(43 .33)	29,467
2007(g)	8 .87	(0 .04)	1 .35	1 .31	–	–	10 .18	14 .77 (d)	115,046
Class B shares
2011(c)	6 .90	(0 .06)	1 .72	1 .66	–	–	8 .56	24 .06 (d)	2,166
2010	5 .62	(0 .13)	1 .41	1 .28	–	–	6 .90	22 .78	2,051
2009	5 .32	(0 .09)	0 .39	0 .30	–	–	5 .62	5 .64	2,337
2008	10 .07	(0 .15)	(4 .02)	(4 .17)	(0 .58)	(0 .58)	5 .32	(43 .82)	2,931
2007(g)	8 .87	(0 .15)	1 .35	1 .20	–	–	10 .07	13 .53 (d)	7,549
Class C shares
2011(c)	7 .00	(0 .06)	1 .75	1 .69	–	–	8 .69	24 .14 (d)	2,899
2010	5 .68	(0 .11)	1 .43	1 .32	–	–	7 .00	23 .24	1,991
2009	5 .36	(0 .08)	0 .40	0 .32	–	–	5 .68	5 .97	1,427
2008	10 .10	(0 .12)	(4 .04)	(4 .16)	(0 .58)	(0 .58)	5 .36	(43 .58)	1,184
2007(g)	8 .87	(0 .12)	1 .35	1 .23	–	–	10 .10	13 .87 (d)	1,730

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	Ratio of Net
Ratio of	Investment
Expenses to	Income to
Average Net	Average Net	Portfolio Turnover
Assets	Assets	Rate

1.58%(e),(f)	(0 .94)%(e)	53.8%(e)
1.70 (f)	(1 .25)	89.1
1.82	(1 .16)	96.8
1.51 (f)	(0 .80)	62.9
1 .19 (e),(f)	(0 .59) (e)	70 .0 (e),(h)

2 .33 (e),(f)	(1 .69) (e)	53 .8 (e)
2.55 (f)	(2 .12)	89.1
2.57 (f)	(1 .91)	96.8
2.57 (f)	(1 .90)	62.9
2 .54 (e),(f)	(1 .94) (e)	70 .0 (e),(h)

2 .21 (e),(f)	(1 .58) (e)	53 .8 (e)
2.21 (f)	(1 .75)	89.1
2.21 (f)	(1 .54)	96.8
2.21 (f)	(1 .55)	62.9
2 .21 (e),(f)	(1 .60) (e)	70 .0 (e),(h)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Period from January 17, 2007 through October 31, 2007. Class A and Class B shares incurred a net realized and unrealized loss of $.05 and $.03 per share from
January 10, 2007, through January 16, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16,
2007.
(h) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

		FINANCIAL HIGHLIGHTS
		PRINCIPAL FUNDS, INC.
			(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Distributions	Total
	Value,	Investment	and Unrealized	Total From	from	Dividends	Net Asset
	Beginning	Income	Gain (Loss) on	Investment	Realized	and	Value, End
	of Period	(Loss)(a)	Investments	Operations	Gains	Distributions	of Period	Total Return
SMALLCAP GROWTH FUND
Class J shares
2011(c)	$6 .76	($0 .03)	$1 .70	$1 .67	$–	$–	$8.43	24 .70%(d),(e)
2010	5.44	(0 .06)	1.38	1.32	–	–	6.76	24 .26 (e)
2009	5.10	(0 .04)	0.38	0.34	–	–	5.44	6 .67 (e)
2008	9.57	(0 .06)	(3 .83)	(3 .89)	(0 .58)	(0 .58)	5.10	(43 .15) (e)
2007	8.42	(0 .07)	1.60	1.53	(0 .38)	(0 .38)	9.57	18 .87 (e)
2006	7.87	(0 .07)	1.12	1.05	(0 .50)	(0 .50)	8.42	13 .69 (e)
Institutional shares
2011(c)	7.39	(0 .01)	1.86	1.85	–	–	9.24	25 .03 (d)
2010	5.91	(0 .02)	1.50	1.48	–	–	7.39	25 .04
2009	5.50	(0 .01)	0.42	0.41	–	–	5.91	7 .47
2008	10 .21	(0 .01)	(4 .12)	(4 .13)	(0 .58)	(0 .58)	5.50	(42 .78)
2007	8.89	(0 .01)	1.71	1.70	(0 .38)	(0 .38)	10.21	19 .82
2006	8.22	(0 .01)	1.18	1.17	(0 .50)	(0 .50)	8.89	14 .60
R-1 shares
2011(c)	6.99	(0 .04)	1.75	1.71	–	–	8.70	24 .46 (d)
2010	5.64	(0 .08)	1.43	1.35	–	–	6.99	23 .94
2009	5.29	(0 .05)	0.40	0.35	–	–	5.64	6 .62
2008	9.93	(0 .08)	(3 .98)	(4 .06)	(0 .58)	(0 .58)	5.29	(43 .31)
2007	8.73	(0 .09)	1.67	1.58	(0 .38)	(0 .38)	9.93	18 .76
2006	8.15	(0 .08)	1.16	1.08	(0 .50)	(0 .50)	8.73	13 .58
R-2 shares
2011(c)	7.13	(0 .04)	1.78	1.74	–	–	8.87	24 .40 (d)
2010	5.74	(0 .07)	1.46	1.39	–	–	7.13	24 .22
2009	5.38	(0 .04)	0.40	0.36	–	–	5.74	6 .69
2008	10 .07	(0 .07)	(4 .04)	(4 .11)	(0 .58)	(0 .58)	5.38	(43 .19)
2007	8.84	(0 .08)	1.69	1.61	(0 .38)	(0 .38)	10.07	18 .87
2006	8.23	(0 .07)	1.18	1.11	(0 .50)	(0 .50)	8.84	13 .82
R-3 shares
2011(c)	7.25	(0 .03)	1.81	1.78	–	–	9.03	24 .55 (d)
2010	5.83	(0 .06)	1.48	1.42	–	–	7.25	24 .36
2009	5.45	(0 .03)	0.41	0.38	–	–	5.83	6 .97
2008	10 .18	(0 .05)	(4 .10)	(4 .15)	(0 .58)	(0 .58)	5.45	(43 .12)
2007	8.92	(0 .07)	1.71	1.64	(0 .38)	(0 .38)	10.18	19 .05
2006	8.29	(0 .06)	1.19	1.13	(0 .50)	(0 .50)	8.92	13 .97
R-4 shares
2011(c)	7.44	(0 .02)	1.86	1.84	–	–	9.28	24 .73 (d)
2010	5.97	(0 .05)	1.52	1.47	–	–	7.44	24 .62
2009	5.58	(0 .03)	0.42	0.39	–	–	5.97	6 .99
2008	10 .38	(0 .04)	(4 .18)	(4 .22)	(0 .58)	(0 .58)	5.58	(42 .95)
2007	9.07	(0 .05)	1.74	1.69	(0 .38)	(0 .38)	10.38	19 .30
2006	8.41	(0 .04)	1.20	1.16	(0 .50)	(0 .50)	9.07	14 .14
R-5 shares
2011(c)	7.52	(0 .02)	1.88	1.86	–	–	9.38	24 .73 (d)
2010	6.03	(0 .04)	1.53	1.49	–	–	7.52	24 .71
2009	5.62	(0 .02)	0.43	0.41	–	–	6.03	7 .30
2008	10 .44	(0 .03)	(4 .21)	(4 .24)	(0 .58)	(0 .58)	5.62	(42 .89)
2007	9.11	(0 .03)	1.74	1.71	(0 .38)	(0 .38)	10.44	19 .44
2006	8.43	(0 .03)	1.21	1.18	(0 .50)	(0 .50)	9.11	14 .35

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Net Assets, End		Ratio of Gross	Ratio of Net
of Period (in	Ratio of Expenses to	Expenses to Average	Investment Income to	Portfolio
thousands)	Average Net Assets	Net Assets(b)	Average Net Assets	Turnover Rate

$30,739	1.32%(f)	1.46%(f)	(0 .69)%(f)	53 .8%(f)
25,075	1.43	1.49	(0 .98)	89 .1
21,738	1.56	1.61	(0 .89)	96 .8
21,941	1.42	–	(0 .76)	62 .9
41,871	1.46	–	(0 .79)	70 .0 (g)
35,009	1.53	–	(0 .88)	109 .9

12,997	0.80 (f)	0.99 (f)	(0 .14) (f)	53 .8 (f)
179,020	0.80	0.82	(0 .36)	89 .1
164,515	0.79	0.82	(0 .13)	96 .8
162,099	0.76	–	(0 .11)	62 .9
307,452	0.75	–	(0 .14)	70 .0 (g)
8,368	0.75	–	(0 .08)	109 .9

587	1.66 (f)	–	(0 .95) (f)	53 .8 (f)
647	1.64	–	(1 .20)	89 .1
563	1.64	–	(0 .96)	96 .8
312	1.65	–	(1 .01)	62 .9
204	1.63	–	(0 .99)	70 .0 (g)
77	1.63	–	(0 .97)	109 .9

402	1.53 (f)	–	(0 .90) (f)	53 .8 (f)
529	1.51	–	(1 .07)	89 .1
437	1.51	–	(0 .84)	96 .8
381	1.51	–	(0 .84)	62 .9
848	1.50	–	(0 .83)	70 .0 (g)
574	1.50	–	(0 .80)	109 .9

663	1.35 (f)	–	(0 .69) (f)	53 .8 (f)
1,814	1.33	–	(0 .90)	89 .1
2,182	1.33	–	(0 .66)	96 .8
2,071	1.34	–	(0 .69)	62 .9
1,862	1.32	–	(0 .70)	70 .0 (g)
71	1.32	–	(0 .65)	109 .9

305	1.16 (f)	–	(0 .52) (f)	53 .8 (f)
281	1.14	–	(0 .72)	89 .1
444	1.14	–	(0 .55)	96 .8
1,231	1.15	–	(0 .52)	62 .9
343	1.13	–	(0 .47)	70 .0 (g)
62	1.13	–	(0 .44)	109 .9

4,307	1.04 (f)	–	(0 .40) (f)	53 .8 (f)
3,776	1.02	–	(0 .54)	89 .1
1,521	1.02	–	(0 .42)	96 .8
2,157	1.03	–	(0 .42)	62 .9
1,352	1.01	–	(0 .34)	70 .0 (g)
1,061	1.01	–	(0 .33)	109 .9

(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Total return is calculated without the contingent deferred sales charge.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period	Total Return(b)
SMALLCAP VALUE FUND
Class A shares
2011(c)	$13 .97	($0 .01)	$2 .40	$2 .39	($0 .07)	$–	($0 .07)	$16.29	17 .11%(d)
2010	11.61	0.04	2 .37	2 .41	(0 .05)	–	(0 .05)	13 .97	20 .81
2009	12.30	0.06	(0 .73)	(0 .67)	(0 .02)	–	(0 .02)	11 .61	(5 .46)
2008	18.82	0.05	(5 .16)	(5 .11)	(0 .08)	(1 .33)	(1.41)	12 .30	(29 .06)
2007	19.21	0.06	0 .44	0 .50	–	(0 .89)	(0 .89)	18 .82	2 .55
2006	17.49	0.01	2 .99	3 .00	–	(1 .28)	(1 .28)	19 .21	18 .03
Class B shares
2011(c)	13.53	(0.08)	2 .33	2 .25	–	–	–	15 .78	16 .63 (d)
2010	11.31	(0.08)	2 .30	2 .22	–	–	–	13 .53	19 .63
2009	12.08	(0.04)	(0 .73)	(0 .77)	–	–	–	11 .31	(6 .37)
2008	18.59	(0.09)	(5 .09)	(5 .18)	–	(1 .33)	(1 .33)	12 .08	(29 .76)
2007	19.14	(0.11)	0 .45	0 .34	–	(0 .89)	(0 .89)	18 .59	1 .68
2006	17.55	(0.13)	3 .00	2 .87	–	(1 .28)	(1 .28)	19 .14	17 .18
Class C shares
2011(c)	13.73	(0.07)	2 .37	2 .30	–	–	–	16 .03	16 .75 (d)
2010	11.45	(0.05)	2 .33	2 .28	–	–	–	13 .73	19 .91
2009	12.21	(0.01)	(0 .75)	(0 .76)	–	–	–	11 .45	(6 .22)
2008	18.72	(0.06)	(5 .12)	(5 .18)	–	(1 .33)	(1 .33)	12 .21	(29 .54)
2007(h)	18.93	(0.06)	(0 .15)	(0 .21)	–	–	–	18 .72	(1 .11) (d)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

Ratio of Net
Net Assets,	Ratio of Expenses	Investment Income
End of Period	to Average Net	to Average Net	Portfolio Turnover
(in thousands)	Assets	Assets	Rate

$18,816	1.35%(e),(f)	(0 .15)%(e)	112 .7%(e)
15,561	1.35 (f)	0 .33	77 .9
13,392	1.35 (f)	0 .57	97 .2
14,995	1.35 (f)	0 .33	101 .9
23,033	1.36 (f)	0 .34	112 .8 (g)
8,839	1.49 (f)	0 .07	97 .9

2,505	2.29 (e),(f)	(1.08) (e)	112 .7 (e)
2,367	2.29 (f)	(0 .61)	77 .9
2,676	2.29 (f)	(0 .37)	97 .2
2,789	2.29 (f)	(0 .60)	101 .9
4,545	2.27 (f)	(0 .58)	112 .8 (g)
1,612	2.24 (f)	(0 .70)	97 .9

3,436	2.08 (e),(f)	(0.88) (e)	112 .7 (e)
2,959	2.08 (f)	(0 .40)	77 .9
3,048	2.08 (f)	(0 .13)	97 .2
3,481	2.08 (f)	(0 .41)	101 .9
4,496	2 .09 (e),(f)	(0 .42) (e)	112 .8 (e),(g)

(a) Calculated based on average shares outstanding during the period.
(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Reflects Manager's contractual expense limit.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.
(h) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.27 per share from January 10, 2007, through
January 16, 2007.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	Net Asset	Net	Net Realized		Dividends	Distributions	Total
	Value,	Investment	and Unrealized	Total From	from Net	from	Dividends	Net Asset
	Beginning of	Income	Gain (Loss) on	Investment	Investment	Realized	and	Value, End
	Period	(Loss)(a)	Investments	Operations	Income	Gains	Distributions	of Period
SMALLCAP VALUE FUND
Class J shares
2011(c)	$13 .51	($0 .01)	$2 .33	$2 .32	($0 .06)	$–	($0 .06)	$15.77
2010	11.23	0 .04	2 .28	2 .32	(0 .04)	–	(0 .04)	13 .51
2009	11.91	0 .05	(0 .72)	(0 .67)	(0 .01)	–	(0 .01)	11 .23
2008	18.27	0 .04	(4 .99)	(4 .95)	(0 .08)	(1 .33)	(1 .41)	11 .91
2007	18.67	0 .06	0 .43	0 .49	–	(0 .89)	(0 .89)	18 .27
2006	17.02	0 .01	2 .92	2 .93	–	(1 .28)	(1 .28)	18 .67
Institutional shares
2011(c)	14.01	0 .03	2 .40	2 .43	(0 .14)	–	(0 .14)	16 .30
2010	11.64	0 .11	2 .37	2 .48	(0 .11)	–	(0 .11)	14 .01
2009	12.37	0 .12	(0 .75)	(0 .63)	(0 .10)	–	(0 .10)	11 .64
2008	18.91	0 .14	(5 .17)	(5 .03)	(0 .18)	(1 .33)	(1 .51)	12 .37
2007	19.32	0 .18	0 .44	0 .62	(0 .14)	(0 .89)	(1 .03)	18 .91
2006	17.54	0 .14	3 .01	3 .15	(0 .09)	(1 .28)	(1 .37)	19 .32
R-1 shares
2011(c)	13.77	(0 .03)	2.37	2.34	(0 .02)	–	(0 .02)	16 .09
2010	11.46	–	2.34	2.34	(0 .03)	–	(0 .03)	13 .77
2009	12.17	0 .03	(0 .73)	(0 .70)	(0 .01)	–	(0 .01)	11 .46
2008	18.63	–	(5 .09)	(5 .09)	(0 .04)	(1 .33)	(1 .37)	12 .17
2007	19.07	0 .02	0 .43	0 .45	–	(0 .89)	(0 .89)	18 .63
2006	17.39	(0 .02)	2.98	2.96	–	(1 .28)	(1 .28)	19 .07
R-2 shares
2011(c)	13.80	(0 .02)	2.36	2.34	(0 .03)	–	(0 .03)	16 .11
2010	11.48	0 .02	2 .34	2 .36	(0 .04)	–	(0 .04)	13 .80
2009	12.17	0 .04	(0 .73)	(0 .69)	–	–	–	11 .48
2008	18.63	0 .03	(5 .10)	(5 .07)	(0 .06)	(1 .33)	(1 .39)	12 .17
2007	19.05	0 .05	0 .42	0 .47	–	(0 .89)	(0 .89)	18 .63
2006	17.35	0 .01	2 .97	2 .98	–	(1 .28)	(1 .28)	19 .05
R-3 shares
2011(c)	13.95	(0 .01)	2.40	2.39	(0 .05)	–	(0 .05)	16 .29
2010	11.60	0 .05	2 .36	2 .41	(0 .06)	–	(0 .06)	13 .95
2009	12.30	0 .06	(0 .73)	(0 .67)	(0 .03)	–	(0 .03)	11 .60
2008	18.83	0 .05	(5 .16)	(5 .11)	(0 .09)	(1 .33)	(1 .42)	12 .30
2007	19.23	0 .08	0 .43	0 .51	(0 .02)	(0 .89)	(0 .91)	18 .83
2006	17.47	0 .04	3 .00	3 .04	–	(1 .28)	(1 .28)	19 .23
R-4 shares
2011(c)	14.04	–	2.42	2.42	(0 .07)	–	(0 .07)	16 .39
2010	11.67	0 .07	2 .37	2 .44	(0 .07)	–	(0 .07)	14 .04
2009	12.38	0 .09	(0 .74)	(0 .65)	(0 .06)	–	(0 .06)	11 .67
2008	18.93	0 .08	(5 .18)	(5 .10)	(0 .12)	(1 .33)	(1 .45)	12 .38
2007	19.34	0 .12	0 .42	0 .54	(0 .06)	(0 .89)	(0 .95)	18 .93
2006	17.56	0 .07	3 .02	3 .09	(0 .03)	(1 .28)	(1 .31)	19 .34
R-5 shares
2011(c)	14.12	0 .01	2 .43	2 .44	(0 .09)	–	(0 .09)	16 .47
2010	11.73	0 .09	2 .39	2 .48	(0 .09)	–	(0 .09)	14 .12
2009	12.44	0 .10	(0 .75)	(0 .65)	(0 .06)	–	(0 .06)	11 .73
2008	19.02	0 .10	(5 .21)	(5 .11)	(0 .14)	(1 .33)	(1 .47)	12 .44
2007	19.42	0 .13	0 .45	0 .58	(0 .09)	(0 .89)	(0 .98)	19 .02
2006	17.63	0 .10	3 .02	3 .12	(0 .05)	(1 .28)	(1 .33)	19 .42

		FINANCIAL HIGHLIGHTS (Continued)
			PRINCIPAL FUNDS, INC.
			(unaudited)

			Ratio of Gross	Ratio of Net
	Net Assets,		Expenses to	Investment Income
	End of Period	Ratio of Expenses to	Average Net	to Average Net	Portfolio
Total Return	(in thousands)	Average Net Assets	Assets(b)	Assets	Turnover Rate

17.19%(d),(e)	$47,172	1.31%(f)	1 .44%(f)	(0 .10)%(f)	112 .7%(f)
20.69 (e)	41,296	1.40	1 .47	0 .28	77 .9
(5 .59) (e)	36,827	1.46	1 .51	0 .47	97 .2
(29 .08) (e)	43,601	1.38	–	0 .30	101 .9
2.57 (e)	70,236	1.41	–	0 .32	112 .8 (g)
18.12 (e)	67,102	1.47	1 .47	0 .07	97 .9

17.38 (d)	246,015	0.80 (f),(h)	–	0.40 (f)	112 .7 (f)
21.47	196,946	0.80	–	0 .87	77 .9
(5 .01)	304,482	0.78	–	1 .14	97 .2
(28 .61)	329,103	0.76	–	0 .91	101 .9
3.17	443,376	0.75	–	0 .92	112 .8 (g)
18.99	105,863	0.75	–	0 .79	97 .9

17.01 (d)	2,186	1.64 (f)	–	(0 .44) (f)	112 .7 (f)
20.42	1,863	1.64	–	0 .03	77 .9
(5 .79)	1,637	1.64	–	0 .27	97 .2
(29 .23)	1,261	1.64	–	0 .03	101 .9
2.29	1,431	1.63	–	0 .10	112 .8 (g)
17.90	1,058	1.63	–	(0 .09)	97 .9

16.98 (d)	4,238	1.51 (f)	–	(0 .28) (f)	112 .7 (f)
20.60	5,960	1.51	–	0 .17	77 .9
(5 .67)	5,538	1.51	–	0 .41	97 .2
(29 .14)	5,716	1.51	–	0 .17	101 .9
2.40	8,117	1.50	–	0 .24	112 .8 (g)
18.07	6,641	1.50	–	0 .04	97 .9

17.13 (d)	9,730	1.33 (f)	–	(0 .11) (f)	112 .7 (f)
20.88	10,952	1.33	–	0 .36	77 .9
(5 .47)	15,143	1.33	–	0 .55	97 .2
(29 .08)	9,695	1.33	–	0 .35	101 .9
2.62	14,069	1.32	–	0 .40	112 .8 (g)
18.30	9,385	1.32	–	0 .21	97 .9

17.28 (d)	5,039	1.14 (f)	–	0.06 (f)	112 .7 (f)
21.01	4,073	1.14	–	0 .55	77 .9
(5 .26)	6,368	1.14	–	0 .79	97 .2
(28 .90)	7,085	1.14	–	0 .53	101 .9
2.76	8,026	1.13	–	0 .60	112 .8 (g)
18.52	4,406	1.13	–	0 .39	97 .9

17.32 (d)	13,738	1.02 (f)	–	0.19 (f)	112 .7 (f)
21.23	15,602	1.02	–	0 .65	77 .9
(5 .17)	23,867	1.02	–	0 .90	97 .2
(28 .84)	25,204	1.02	–	0 .66	101 .9
2.93	37,447	1.01	–	0 .70	112 .8 (g)
18.64	18,180	1.01	–	0 .53	97 .9

(a) Calculated based on average shares outstanding during the period.
(b) Excludes expense reimbursement from Manager and/or Distributor.
(c) Six months ended April 30, 2011.
(d) Total return amounts have not been annualized.
(e) Total return is calculated without the contingent deferred sales charge.
(f) Computed on an annualized basis.
(g) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.
(h) Reflects Manager's contractual expense limit.

This page left blank intentionally.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund and the Acquired Funds included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2010 have been incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting
Firm. The unaudited financial statements of the Acquiring Fund and the Acquired Funds included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2011 have also been incorporated by reference into the Statement of
Additional Information. Copies of these reports are available on request as described above.

LEGAL MATTERS

Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq.,
Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee
Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Funds by Carolyn F. Kolks, Esq., Assistant Tax Counsel to
PFI.

OTHER INFORMATION

PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

December 15, 2011
Des Moines, Iowa

Appendix A

FORMS OF PLANS OF ACQUISITION

PLAN OF ACQUISITION

SmallCap Value Fund and
SmallCap Blend Fund

The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that SmallCap
Blend Fund series of the Fund (“SmallCap Blend”) acquire all of the assets of SmallCap Value Fund series of the Fund
(“SmallCap Value”) in exchange for the assumption by SmallCap Blend of all of the liabilities of SmallCap Value and shares issued by SmallCap Blend which are thereafter to be distributed by SmallCap Value pro rata to its shareholders in complete liquidation and termination of SmallCap Value and in exchange for all of SmallCap Value ’s outstanding shares.

SmallCap Value will transfer to SmallCap Blend, and SmallCap Blend will acquire from SmallCap Value , all of the assets of SmallCap Value on the Closing Date and will assume from SmallCap Value all of the liabilities of SmallCap Value in exchange for the issuance of the number of shares of SmallCap Blend determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SmallCap Value in complete liquidation and termination of
SmallCap Value and in exchange for all of SmallCap Value ’s outstanding shares. SmallCap Value will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SmallCap Value in proper form prior to the
Closing Date shall be fulfilled by SmallCap Value. Redemption requests received by SmallCap Value thereafter will be treated as requests for redemption of those shares of SmallCap Blend allocable to the shareholder in question.

SmallCap Value will declare, and SmallCap Blend may declare, to its shareholders of record on or prior to the Closing
Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, SmallCap Blend will issue to SmallCap Value a number of full and fractional shares of SmallCap
Blend, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of
SmallCap Value. The aggregate value of the net assets of SmallCap Value and SmallCap Blend shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock
Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal
Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2011, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SmallCap Blend or SmallCap Value to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, SmallCap Value shall (a) distribute on a pro rata basis to the shareholders of record of SmallCap Value at the close of business on the Closing Date the shares of SmallCap Blend received by SmallCap Value at the Closing in exchange for all of SmallCap Value’s outstanding shares (the holders of Class A, Class B, Class C, Class J,
Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and the Institutional Class shares of SmallCap Value will receive, respectively, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional Class
shares of SmallCap Blend.

For purposes of the distribution of shares of SmallCap Blend to shareholders of SmallCap Value, SmallCap Blend shall credit its books an appropriate number of its shares to the account of each shareholder of SmallCap Value. No certificates will be issued for shares of SmallCap Blend. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SmallCap Value, shall be deemed for all purposes of the Fund’s Articles of
Incorporation and Bylaws to evidence the appropriate number of shares of SmallCap Blend to be credited on the books of
SmallCap Blend in respect of such shares of SmallCap Value as provided above.

Prior to the Closing Date, SmallCap Value shall deliver to SmallCap Blend a list setting forth the assets to be assigned, delivered and transferred to SmallCap Blend, including the securities then owned by SmallCap Value and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SmallCap Blend pursuant to this Plan.

All of SmallCap Value ’s portfolio securities shall be delivered by SmallCap Value ’s custodian on the Closing Date to
SmallCap Blend or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of
Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of SmallCap Blend or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SmallCap Value’s Fund at its custodian to SmallCap Blend’ Fund at its custodian. If on the Closing Date SmallCap Value is unable to make good delivery to
SmallCap Blend’ custodian of any of SmallCap Value ’s portfolio securities because such securities have not yet been delivered to
SmallCap Value ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and SmallCap Value shall deliver to SmallCap Blend’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to SmallCap
Blend, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SmallCap Blend.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SmallCap
Value and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SmallCap Value no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SmallCap Value.

Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay all out-of-pocket costs in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice
President as of the	th day of __________, 2011.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
SmallCap Value Fund

By:
Nora M. Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
SmallCap Blend Fund

By:
Michael J. Beer, Executive Vice President

Agreed and accepted:

PRINCIPAL MANAGEMENT CORPORATION

By:

PLAN OF ACQUISITION

SmallCap Growth Fund and
SmallCap Blend Fund

The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that SmallCap
Blend Fund series of the Fund (“SmallCap Blend”) acquire all of the assets of SmallCap Growth Fund series of the Fund
(“SmallCap Growth”) in exchange for the assumption by SmallCap Blend of all of the liabilities of SmallCap Growth and shares issued by SmallCap Blend which are thereafter to be distributed by SmallCap Growth pro rata to its shareholders in complete liquidation and termination of SmallCap Growth and in exchange for all of SmallCap Growth ’s outstanding shares.

SmallCap Growth will transfer to SmallCap Blend, and SmallCap Blend will acquire from SmallCap Growth , all of the assets of SmallCap Growth on the Closing Date and will assume from SmallCap Growth all of the liabilities of SmallCap Growth in exchange for the issuance of the number of shares of SmallCap Blend determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of SmallCap Growth in complete liquidation and termination of SmallCap Growth and in exchange for all of SmallCap Growth ’s outstanding shares. SmallCap Growth will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by SmallCap Growth in proper form prior to the Closing Date shall be fulfilled by SmallCap Growth. Redemption requests received by SmallCap Growth thereafter will be treated as requests for redemption of those shares of SmallCap Blend allocable to the shareholder in question.

SmallCap Growth will declare, and SmallCap Blend may declare, to its shareholders of record on or prior to the Closing
Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

On the Closing Date, SmallCap Blend will issue to SmallCap Growth a number of full and fractional shares of SmallCap
Blend, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of
SmallCap Growth. The aggregate value of the net assets of SmallCap Growth and SmallCap Blend shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock
Exchange on the Closing Date.

The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal
Management Corporation, 650 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2011, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for SmallCap Blend or SmallCap Growth to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

As soon as practicable after the Closing, SmallCap Growth shall (a) distribute on a pro rata basis to the shareholders of record of SmallCap Growth at the close of business on the Closing Date the shares of SmallCap Blend received by SmallCap
Growth at the Closing in exchange for all of SmallCap Growth’s outstanding shares (the holders of Class A, Class B, Class C,
Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and the Institutional Class shares of SmallCap Growth will receive, respectively, Class A, Class B, Class C, Class J, Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Institutional
Class shares of SmallCap Blend.

For purposes of the distribution of shares of SmallCap Blend to shareholders of SmallCap Growth, SmallCap Blend shall credit its books an appropriate number of its shares to the account of each shareholder of SmallCap Growth. No certificates will be issued for shares of SmallCap Blend. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of SmallCap Growth, shall be deemed for all purposes of the Fund’s Articles of
Incorporation and Bylaws to evidence the appropriate number of shares of SmallCap Blend to be credited on the books of
SmallCap Blend in respect of such shares of SmallCap Growth as provided above.

Prior to the Closing Date, SmallCap Growth shall deliver to SmallCap Blend a list setting forth the assets to be assigned, delivered and transferred to SmallCap Blend, including the securities then owned by SmallCap Growth and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by SmallCap Blend pursuant to this Plan.

All of SmallCap Growth ’s portfolio securities shall be delivered by SmallCap Growth ’s custodian on the Closing Date to
SmallCap Blend or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of
Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of SmallCap Blend or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from SmallCap Growth’s Fund at its custodian to SmallCap Blend’ Fund at its custodian. If on the Closing Date SmallCap Growth is unable to make good delivery to
SmallCap Blend’ custodian of any of SmallCap Growth ’s portfolio securities because such securities have not yet been delivered to SmallCap Growth ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and SmallCap Growth shall deliver to SmallCap Blend’ custodian on or by said Closing
Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to
SmallCap Blend, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by SmallCap Blend.

This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of SmallCap
Growth and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of SmallCap Growth no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of SmallCap Growth.

Except as expressly provided otherwise in this Plan, Principal Management Corporation will pay all out-of-pocket costs in connection with the transaction contemplated under this Plan, including, but not limited to, accountant’s fees, legal fees, and proxy related costs.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice
President as of the	th day of __________, 2011.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
SmallCap Growth Fund

By:
Nora M. Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
SmallCap Blend Fund

By:
Michael J. Beer, Executive Vice President

Agreed and accepted:

PRINCIPAL MANAGEMENT CORPORATION

By:

PRINCIPAL FUNDS, INC. – SMALLCAP GROWTH FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
February 6, 2012

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on **February 6, 2012 at 10:00 a.m., Central Time**, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes below on this ballot, date and sign exactly as your name appears. Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy Statement dated December 15, 2011. Shares will be voted as you instruct. If no direction is made, the proxy will be voted **FOR** the proposals listed below. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

The Board of Directors recommends that shareholders vote **FOR** the following proposals. Please make your choice below in blue or black ink. Example: [X]

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

FOR [ ] **AGAINST** [ ] **ABSTAIN** [ ]

______________________ ______________________ ______________________
Signature **Signature (if held jointly)** **Date**

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
650 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION

Dated: December 15, 2011

This Statement of Additional Information is available to the shareholders of the SmallCap Value and SmallCap Growth
Funds (the "Acquired Funds"), in connection with the proposed reorganization of the Acquired Funds into the SmallCap
Blend Fund, (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and Acquiring Funds is a separate series of
Principal Funds, Inc. ("PFI").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy
Statement/Prospectus dated December 15, 2011 relating to the Special Meeting of Shareholders of the Acquired Funds to be
held on February 6, 2012. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal Management Corporation, 650 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-800-222-5852.

TABLE OF CONTENTS

(1) Statement of Additional Information of PFI dated March 1, 2011, as supplemented.

(2) Audited Financial Statements of the Acquired Funds and the Acquiring Fund included in PFI's Annual Report to
Shareholders for the fiscal year ended October 31, 2010.

(3) The unaudited financial statements of the Acquired Funds and the Acquiring Fund included in PFI’s Semi-Annual
Report to Shareholders for the six-month period ended April 30, 2011.

(4) Pro Forma Financial Statements for the combination of the Acquired Funds into the Acquiring Fund.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File Nos. 33-59474; and 811-07572).

(1) The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated March 1, 2011, (including
Supplements dated March 14, 2011, June 16, 2011, July 20, 2011, September 16, 2011, September 21, 2011, and
October 31, 2011,and also filed via EDGAR on those dates).

(2) The financial statements of the Acquired Funds and the Acquiring Fund included in PFI's Annual Report to
Shareholders for the fiscal year ended October 31, 2010, which have been audited by Ernst & Young LLP,
Independent Registered Public Accounting Firm, as filed on Form N-CSR on December 29, 2010.

(3) The unaudited financial statements of the Acquired Funds and Acquiring Fund included in PFI’s Semi-Annual Report to Shareholders for the six-month period April 30, 2011, as filed on Form N-CSRS on June 30, 2011.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On September 13, 2011, the Board of Directors of PFI approved a Plan of Acquisition whereby, the SmallCap Blend Fund
(the "Acquiring Fund") will acquire all the assets of the SmallCap Value and SmallCap Growth Funds (the "Acquired
Funds"), subject to the liabilities of the Acquired Funds, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Funds (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2011. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund.
The third table presents a pro forma Schedule of Investments for the Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements. The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Fund incorporated by reference in the Statement of
Additional Information.

	Statements of Assets and Liabilities
	Principal Funds, Inc.
	April 30, 2011 (unaudited)
	Amounts in thousands
	SmallCap		SmallCap		SmallCap		Pro Forma	Pro Forma
	Growth Fund		Value Fund		Blend Fund		Adjustments	SmallCap Blend Fund
Investment in securities--at cost	$ 72,965		$ 289,296		$ 187,953		$ -	$ 550,214
Assets
Investment in securities--at value	$ 101,577		$ 359,380		$ 250,023		$ -	$ 710,980
Cash	50		10		79		-	139
Receivables:
Dividends and interest	9		91		42		-	142
Expense reimbursement from Manager	11		3		3		-	17
Expense reimbursement from Distributor	4		6		12		-	22
Fund shares sold	121		174		138		-	433
Investment securities sold	112		6,245		160		-	6,517
Variation margin on futures contracts	5		-		10			15
Other assets	-		-		1			1
Prepaid directors' expenses	1		1		1			3
Total Assets	101,890		365,910		250,469		-	718,269

Liabilities
Accrued management and investment advisory fees	61		213		149		-	423
Accrued administrative service fees	-		2		-		-	2
Accrued distribution fees	25		30		61		-	116
Accrued service fees	1		7		2		-	10
Accrued transfer agent fees	89		58		142		-	289
Accrued other expenses	43		48		40		-	131
Payables:
Fund shares redeemed	110		164		66		187,267 (c)	187,607
Investment securities purchased	-		12,513		-		-	12,513
Total Liabilities	329		13,035		460		187,267	201,091
Net Assets Applicable to Outstanding Shares	$ 101,561		$ 352,875		$ 250,009		$ (187,267)	$ 517,178

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 109,838		$ 422,282		$ 237,523		$ (187,267) (c)	$ 582,376
Accumulated undistributed (overdistributed) net investment income (operating loss)	(383)		(197)		(394)			(974)
Accumulated undistributed (overdistributed) net realized gain (loss)	(36,589)		(139,294)		(49,367)		-	(225,250)
Net unrealized appreciation (depreciation) of investments	28,695		70,084		62,247		-	161,026
Total Net Assets	$ 101,561		$ 352,875		$ 250,009		$ (187,267)	$ 517,178

Capital Stock (par value: $.01 a share):
Shares authorized	705,000		830,000		455,000		-	455,000
Net Asset Value Per Share:
Class A: Net Assets	$ 46,496		$ 18,816		$ 88,326			$ 153,638
Shares issued and outstanding	5,217		1,155		5,605		(2,228) (b)	9,749
Net asset value per share	$ 8.91		$ 16.29		$ 15.76			$ 15.76
Maximum Offering Price	$ 9.43		$ 17.24		$ 16.68		$ -	$ 16.68

Class B: Net Assets	$ 2,166		$ 2,505		$ 5,367			$ 10,038
Shares issued and outstanding	253		159		361		(98) (b)	675
Net asset value per share	$ 8.56	(a)	$ 15.78	(a)	$ 14.87	(a)	$ -	$ 14.87

Class C: Net Assets	$ 2,899		$ 3,436		$ 2,718			$ 9,053
Shares issued and outstanding	334		214		178		(135) (b)	591
Net asset value per share	$ 8.69	(a)	$ 16.03	(a)	$ 15.31	(a)	$ -	$ 15.31

Class J: Net Assets	$ 30,739		$ 47,172		$ 101,006			$ 178,917
Shares issued and outstanding	3,647		2,992		6,645		(1,514) (b)	11,770
Net asset value per share	$ 8.43	(a)	$ 15.77	(a)	$ 15.20	(a)	$ -	$ 15.20

Institutional: Net Assets	$ 12,997		$ 246,015		$ 43,509		$ (187,267) (c)	$ 115,254
Shares issued and outstanding	1,407		15,089		2,675		(12,087) (b)(c)	7,084
Net asset value per share	$ 9.24		$ 16.30		$ 16.27		$ -	$ 16.27

R-1: Net Assets	$ 587		$ 2,186		$ 257			$ 3,030
Shares issued and outstanding	68		136		17		(25) (b)	196
Net asset value per share	$ 8.70		$ 16.09		$ 15.48		$ -	$ 15.48

R-2: Net Assets	$ 402		$ 4,238		$ 1,248			$ 5,888
Shares issued and outstanding	45		263		81		(9) (b)	380
Net asset value per share	$ 8.87		$ 16.11		$ 15.50		$ -	$ 15.50

R-3: Net Assets	$ 663		$ 9,730		$ 1,081			$ 11,474
Shares issued and outstanding	73		597		68		(12) (b)	726
Net asset value per share	$ 9.03		$ 16.29		$ 15.79		$ -	$ 15.79

R-4: Net Assets	$ 305		$ 5,039		$ 2,464			$ 7,808
Shares issued and outstanding	33		307		153		(8) (b)	485
Net asset value per share	$ 9.28		$ 16.39		$ 16.08		$ -	$ 16.08

R-5: Net Assets	$ 4,307		$ 13,738		$ 4,033			$ 22,078
Shares issued and outstanding	459		834		248		(183) (b)	1,358
Net asset value per share	$ 9.38		$ 16.47		$ 16.26		$ -	$ 16.26

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) Reflects new shares issued, net of retired shares of SmallCap Growth Fund and SmallCap Value Fund.
(c)	Reflects the redemption of PFI's SAM Portfolios from SmallCap Value Fund at April 30, 2011 values.

See accompanying notes.

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2011 (unaudited)

	SmallCap Growth		SmallCap Blend	Pro Forma	Pro Forma SmallCap
Amounts in thousands	Fund	SmallCap Value Fund	Fund	Adjustments	Blend Fund
Net Investment Income (Loss)
Income:
Dividends	$ 1,068	$ 4,801	$ 2,278	$ -	$ 8,147
Interest	9	17	12	-	38
Total Income	1,077	4,818	2,290	-	8,185
Expenses:
Management and investment advisory fees	1,383	2,480	1,617	(44) (a)	5,436
Distribution Fees - Class A	93	40	187	-	320
Distribution Fees - Class B	22	25	59	-	106
Distribution Fees - Class C	21	31	18	-	70
Distribution Fees - Class J	116	191	399	-	706
Distribution Fees - R-1	2	7	1	-	10
Distribution Fees - R-2	2	17	4	-	23
Distribution Fees - R-3	3	26	2	-	31
Distribution Fees - R-4	-	5	2	-	7
Administrative service fees - R-1	2	5	1	-	8
Administrative service fees - R-2	2	11	2	-	15
Administrative service fees - R-3	1	6	1	-	8
Administrative service fees - R-4	-	2	-	-	2
Administrative service fees - R-5	-	3	-	-	3
Registration fees - Class A	19	19	11	(30) (b)	19
Registration fees - Class B	17	20	17	(34) (b)	20
Registration fees - Class C	14	20	14	(28) (b)	20
Registration fees - Class J	13	16	13	(26) (b)	16
Registration fees - Institutional	17	21	17	(34) (b)	21
Service Fees - R-1	2	5	1	-	8
Service Fees - R-2	1	14	4	-	19
Service Fees - R-3	3	26	2	-	31
Service Fees - R-4	1	12	5	-	18
Service Fees - R-5	9	47	9	-	65
Shareholder reports - Class A	36	6	19	-	61
Shareholder reports - Class B	4	2	3	-	9
Shareholder reports - Class C	1	1	-	-	2
Shareholder reports - Class J	11	16	32	-	59
Shareholder reports - Institutional	22	26	-	-	48
Transfer agent fees - Class A	180	62	285	(25) (b)	502
Transfer agent fees - Class B	19	18	39	(4) (b)	72
Transfer agent fees - Class C	10	14	8	(3) (b)	29
Transfer agent fees - Class J	41	71	126	(12) (b)	226
Transfer agent fees - Institutional	65	59	2	(13) (b)	113
Custodian fees	13	10	7	(23) (b)	7
Directors' expenses	4	7	7	-	18
Professional fees	18	17	17	(35) (b)	17
Other expenses	5	10	7	-	22
Total Gross Expenses	2,172	3,368	2,938	(311)	8,167
Less: Reimbursement from Manager - Class A	11	33	-	-	44
Less: Reimbursement from Manager - Class B	25	27	12	-	64
Less: Reimbursement from Manager - Class C	16	25	16	-	57
Less: Reimbursement from Manager - Institutional	72	-	6	-	78
Less: Reimbursement from Distributor - Class J	29	46	98	-	173
Total Net Expenses	2,019	3,237	2,806	(311)	7,751
Net Investment Income (Loss)	(942)	1,581	(516)	311	434

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investment transactions	57,127	37,311	25,531	-	119,969
Futures contracts	639	278	447	-	1,364
Change in unrealized appreciation/depreciation of:
Investments	(26,264)	(7,792)	15,159	-	(18,897)
Futures contracts	(91)	-	33	-	(58)
Net Realized and Unrealized Gain (Loss) on Investments	31,411	29,797	41,170	-	102,378
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 30,469	$ 31,378	$ 40,654	$ 311	$ 102,812

(a)	Management and investment advisory fees decreased to reflect the breakpoints of the Combined Funds net assets.
(b)	To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.

See accompanying notes.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

1. Description of the Funds
SmallCap Growth Fund, SmallCap Value Fund, and SmallCap Blend Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination
On September 13, 2011, the Board of Directors of Principal Funds, Inc., SmallCap Growth Fund and SmallCap Value Fund approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, SmallCap Blend Fund will acquire all the assets of
SmallCap Growth Fund and SmallCap Value Fund subject to the liabilities of such funds, in exchange for a number of shares equal to the pro rata net assets of SmallCap Blend Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2011. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of SmallCap Growth Fund, SmallCap Value Fund, and
SmallCap Blend Fund at April 30, 2011. The unaudited pro forma statements of operations reflect the results of operations of
SmallCap Growth Fund, SmallCap Value Fund, and SmallCap Blend Fund for the twelve months ended April 30, 2011. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for SmallCap Growth Fund, SmallCap Value Fund, and SmallCap Blend Fund under U.S. generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of SmallCap Blend Fund for pre-combination periods will not be restated.

Principal Management Corporation will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $88,956. SmallCap Growth Fund and
SmallCap Value Fund will pay any trading costs associated with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of SmallCap Blend Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $99,000 for SmallCap Value Fund and $62,000 for SmallCap Growth Fund. The
estimated gain would be $12,936,000 ($1.12 per share) for SmallCap Growth Fund and an estimated gain of $33,326,000($1.53 per share) for SmallCap Value Fund, on a U.S. GAAP basis.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Accounting Policies
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Operating Policies

Futures Contracts
The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, a fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the fund’s cost basis in the contract. There is minimal counterparty credit risk to the Funds because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

4. Operating Policies (Continued)

Repurchase Agreements
The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

5. Security Valuation
SmallCap Growth Fund, SmallCap Value Fund, and SmallCap Blend Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use modeling techniques that incorporate security characteristics, market conditions and dealer-
supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the
“Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the fund’s net asset value are ordinarily not reflected in the fund’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the fund’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each fund invests in foreign securities listed on foreign exchanges which trade on days on which the fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each fund’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the fund.
Fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own estimates about the estimates market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

5. Security Valuation (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

--- Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

--- Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

--- Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments).
Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s
Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments.

The beginning of the period timing recognition is being adopted for the significant transfers between levels of each Fund’s assets and liabilities. Certain transfers may occur as a result of the Fund’s valuation policies for international securities which involve fair value estimates based on observable market inputs when significant events occur between the local close and the time the net asset value of the Fund is calculated. As of April 30, 2011, there were no significant transfers between Levels 1 and 2 or into/out of Level 3.

Pro Forma Notes to Financial Statements
April 30, 2011
(unaudited)

5. Security Valuation (Continued)

The following is a summary of the inputs used as of April 30, 2011 in valuing the Funds’ securities carried at value (amounts shown in thousands):

Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Fund		Prices	Inputs	Unobservable Inputs	Totals (Level 1,2,3)

SmallCap Blend Fund
Common Stocks*	$ 244,645		$ —	$ —	$ 244,645
Repurchase Agreements		—	5,378	—	5,378
	Total investments in securities	$ 244,645	$ 5,378	$ —	$ 250,023
Assets
Equity Contracts**
Futures	$ 177		$ —	$ —	$ 177

SmallCap Growth Fund
Common Stocks*	$ 99,082		$ —	$ —	$ 99,082
Repurchase Agreements		—	2,495	—	2,495
	Total investments in securities	$ 99,082	$ 2,495	$ —	$ 101,577
Assets
Equity Contracts**
Futures	$ 83		$ —	$ —	$ 83

SmallCap Value Fund
Common Stocks*	$ 347,931		$ —	$ —	$ 347,931
Repurchase Agreements		—	11,449	—	11,449
	Total investments in securities	$ 347,931	$ 11,449	$ —	$ 359,380

* For additional detail regarding sector classifications, please see the Schedule of Investments.
** Futures are valued at the unrealized appreciation/(depreciation) on the instrument.

6. Capital Shares
The pro forma net asset value per share assumes issuance of shares of SmallCap Blend Fund that would have been issued at April 30,
2011, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of SmallCap
Growth Fund and SmallCap Value Fund, as of April 30, 2011, divided by the net asset value per share of SmallCap Blend Fund as of
April 30, 2011. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments
The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30,
2011. The expenses of SmallCap Growth Fund and SmallCap Value Fund were adjusted assuming the fee structure of SmallCap
Blend Fund was in effect for the twelve months ended April 30, 2011.

8. Federal Income Taxes
No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company”
under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

Schedule of Investments

April 30, 2011

	SmallCap Value	SmallCap Value	SmallCap	SmallCap	SmallCap Blend	SmallCap Blend	Combined	Combined
	Fund Shares	Fund Value	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
COMMON STOCKS - 98.19%	Held	(000's)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Aerospace & Defense - 3.05%
Esterline Technologies Corp (a) *	50,110 $	3,598	18,354	$ 1,318	24,599 $	1,766	93,063	$ 6,682
HEICO Corp *	—	—	34,125	1,643	34,413	1,658	68,538	3,301
LMI Aerospace Inc (a) *	127,830	2,563	—	—	17,840	358	145,670	2,921
Moog Inc (a) *	71,810	3,168	—	—	49,120	2,167	120,930	5,335
Triumph Group Inc *	27,880	2,401	—	—	10,220	880	38,100	3,281
	$ 11,730		$ 2,961		$ 6,829			$ 21,520
Airlines - 0.81%
Alaska Air Group Inc (a)	47,930	3,157	—	—	38,230	2,518	86,160	5,675

Apparel - 1.98%
Deckers Outdoor Corp (a) *	—	—	6,000	509	—	—	6,000	509
Iconix Brand Group Inc (a) *	137,030	3,356	—	—	—	—	137,030	3,356
Perry Ellis International Inc (a) *	88,680	2,499	25,700	724	42,520	1,198	156,900	4,421
Steven Madden Ltd (a) *	—	—	19,020	1,011	28,544	1,517	47,564	2,528
Warnaco Group Inc/The (a) *	—	—	19,657	1,265	29,052	1,870	48,709	3,135
	$ 5,855		$ 3,509		$ 4,585			$ 13,949
Automobile Parts & Equipment
- 1.43%
Dana Holding Corp (a) *	115,920	2,106	55,200	1,003	92,950	1,689	264,070	4,798
Tenneco Inc (a) *	60,960	2,817	22,600	1,044	31,280	1,445	114,840	5,306
	$ 4,923		$ 2,047		$ 3,134			$ 10,104
Banks - 7.65%
Bancfirst Corp *	63,510	2,558	—	—	—	—	63,510	2,558
Bank of the Ozarks Inc *	65,100	2,899	—	—	—	—	65,100	2,899
CapitalSource Inc	—	—	—	—	228,580	1,527	228,580	1,527
Cathay General Bancorp *	165,570	2,823	—	—	—	—	165,570	2,823
Chemical Financial Corp	—	—	—	—	15,770	318	15,770	318
Community Bank System Inc *	132,980	3,327	—	—	42,170	1,055	175,150	4,382
Community Trust Bancorp Inc *	122,111	3,456	—	—	12,310	349	134,421	3,805
Eagle Bancorp Inc (a)	—	—	—	—	22,130	307	22,130	307
East West Bancorp Inc *	149,050	3,149	—	—	60,665	1,282	209,715	4,431
Financial Institutions Inc *	108,820	1,850	—	—	17,726	301	126,546	2,151
First of Long Island Corp/The	—	—	—	—	10,660	288	10,660	288
Independent Bank Corp/Rockland	130,531	3,826	—	—	—	—	130,531	3,826
MA *
MainSource Financial Group Inc *	230,674	2,221	—	—	—	—	230,674	2,221
Nara Bancorp Inc (a) *	278,360	2,736	—	—	—	—	278,360	2,736
National Penn Bancshares Inc *	207,210	1,701	—	—	—	—	207,210	1,701
NBT Bancorp Inc	—	—	—	—	32,980	745	32,980	745
Prosperity Bancshares Inc *	53,110	2,435	—	—	—	—	53,110	2,435
Signature Bank/New York NY (a) *	50,940	2,965	18,100	1,054	39,190	2,281	108,230	6,300
Southside Bancshares Inc *	112,394	2,445	—	—	—	—	112,394	2,445
Southwest Bancorp Inc/Stillwater	—	—	—	—	26,110	370	26,110	370
OK (a)
Washington Banking Co	—	—	—	—	23,410	328	23,410	328
Webster Financial Corp *	143,080	3,079	—	—	76,810	1,653	219,890	4,732
West Coast Bancorp/OR (a)	—	—	—	—	158,430	567	158,430	567
	$ 41,470		$ 1,054		$ 11,371			$ 53,895
Biotechnology - 1.32%
Acorda Therapeutics Inc (a) *	—	—	21,600	606	29,730	833	51,330	1,439
Arqule Inc (a) *	—	—	51,850	366	82,560	583	134,410	949
Cytokinetics Inc (a) *	—	—	153,628	229	245,104	365	398,732	594
Exelixis Inc (a) *	—	—	32,220	395	67,280	825	99,500	1,220
Human Genome Sciences Inc (a) *	—	—	19,336	570	37,857	1,116	57,193	1,686
Incyte Corp (a) *	—	—	26,563	491	45,030	832	71,593	1,323
InterMune Inc (a) *	—	—	5,300	236	—	—	5,300	236
Ligand Pharmaceuticals Inc (a)	—	—	1	—	—	—	1	—
Momenta Pharmaceuticals Inc (a) *	—	—	38,000	717	61,108	1,153	99,108	1,870
XOMA Ltd (a)	—	—	1	—	—	—	1	—
	$ —		$ 3,610		$ 5,707			$ 9,317
Chemicals - 2.66%
Arch Chemicals Inc *	51,769	2,002	—	—	—	—	51,769	2,002
KMG Chemicals Inc *	108,950	2,243	—	—	—	—	108,950	2,243
Kraton Performance Polymers Inc	52,435	2,420	—	—	37,694	1,740	90,129	4,160
(a)
PolyOne Corp *	157,470	2,280	44,600	646	—	—	202,070	2,926
Sensient Technologies Corp *	48,530	1,839	—	—	—	—	48,530	1,839
WR Grace & Co (a)	53,150	2,411	—	—	70,067	3,178	123,217	5,589
	$ 13,195		$ 646		$ 4,918			$ 18,759
Commercial Services - 5.91%
Geo Group Inc/The (a) *	112,900	3,012	—	—	—	—	112,900	3,012
Kenexa Corp (a) *	115,828	3,408	29,173	858	47,997	1,412	192,998	5,678
On Assignment Inc (a) *	340,580	3,736	—	—	45,520	499	386,100	4,235
Parexel International Corp (a) *	115,110	3,195	66,900	1,857	124,520	3,457	306,530	8,509
Rent-A-Center Inc/TX *	93,800	2,856	—	—	62,890	1,915	156,690	4,771

	SmallCap Value	SmallCap Value	SmallCap	SmallCap	SmallCap Blend	SmallCap Blend	Combined	Combined
COMMON STOCKS	Fund Shares	Fund Value	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
(continued)	Held	(000's)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Commercial Services
(continued)
RSC Holdings Inc (a) *	182,040	$ 2,398	—	$ —	105,630	$ 1,391	287,670	$ 3,789
SFN Group Inc (a) *	129,130	1,360	—	—	42,050	443	171,180	1,803
Sotheby's *	—	—	31,000	1,566	43,240	2,185	74,240	3,751
Team Inc (a)	—	—	—	—	46,840	1,169	46,840	1,169
TeleTech Holdings Inc (a) *	—	—	68,700	1,365	70,920	1,409	139,620	2,774
Valassis Communications Inc (a) *	—	—	25,200	727	48,850	1,408	74,050	2,135
	$ 19,965		$ 6,373		$ 15,288			$ 41,626
Computers - 1.94%
CACI International Inc (a)	23,610	1,443	—	—	36,270	2,216	59,880	3,659
Fortinet Inc (a) *	—	—	29,400	1,432	51,800	2,523	81,200	3,955
Manhattan Associates Inc (a) *	—	—	42,000	1,518	56,780	2,053	98,780	3,571
Riverbed Technology Inc (a) *	—	—	8,100	285	—	—	8,100	285
Syntel Inc *	—	—	16,000	875	23,980	1,311	39,980	2,186
	$ 1,443		$ 4,110		$ 8,103			$ 13,656
Consumer Products - 1.12%
Helen of Troy Ltd (a) *	75,220	2,341	—	—	24,960	777	100,180	3,118
Prestige Brands Holdings Inc (a) *	187,810	2,169	—	—	74,380	859	262,190	3,028
Tupperware Brands Corp *	—	—	12,200	777	15,560	991	27,760	1,768
	$ 4,510		$ 777		$ 2,627			$ 7,914
Cosmetics & Personal Care -
0.07%
Inter Parfums Inc *	—	—	11,400	217	15,820	301	27,220	518

Distribution & Wholesale -
0.21%
Brightpoint Inc (a) *	—	—	50,800	514	93,290	944	144,090	1,458

Diversified Financial Services -
1.49%
Calamos Asset Management Inc	—	—	—	—	65,520	1,066	65,520	1,066
MarketAxess Holdings Inc *	—	—	62,100	1,512	51,410	1,252	113,510	2,764
MF Global Holdings Ltd (a) *	367,900	3,094	—	—	—	—	367,900	3,094
National Financial Partners Corp	172,700	2,779	—	—	—	—	172,700	2,779
(a) *
optionsXpress Holdings Inc	—	—	—	—	44,570	822	44,570	822
	$ 5,873		$ 1,512		$ 3,140			$ 10,525
Electric - 3.19%
Ameresco Inc (a) *	138,945	2,238	48,200	776	89,200	1,437	276,345	4,451
Avista Corp *	115,600	2,815	—	—	72,340	1,762	187,940	4,577
El Paso Electric Co *	111,380	3,451	—	—	—	—	111,380	3,451
IDACORP Inc	—	—	—	—	23,650	927	23,650	927
NorthWestern Corp *	92,000	2,995	—	—	45,450	1,479	137,450	4,474
Unisource Energy Corp *	75,470	2,802	—	—	48,830	1,813	124,300	4,615
	$ 14,301		$ 776		$ 7,418			$ 22,495
Electrical Components &
Equipment - 0.99%
Belden Inc *	—	—	42,000	1,597	41,510	1,579	83,510	3,176
EnerSys (a) *	81,640	3,093	—	—	19,190	727	100,830	3,820
	$ 3,093		$ 1,597		$ 2,306			$ 6,996
Electronics - 2.61%
Brady Corp *	85,470	3,223	—	—	36,570	1,379	122,040	4,602
CTS Corp	—	—	—	—	42,800	470	42,800	470
Cymer Inc (a) *	53,550	2,576	—	—	—	—	53,550	2,576
FEI Co (a) *	—	—	21,400	695	—	—	21,400	695
LaBarge Inc (a)	—	—	—	—	20,825	399	20,825	399
OSI Systems Inc (a) *	62,420	2,397	—	—	33,120	1,271	95,540	3,668
Rofin-Sinar Technologies Inc (a) *	—	—	33,299	1,442	51,420	2,227	84,719	3,669
Watts Water Technologies Inc *	59,120	2,288	—	—	—	—	59,120	2,288
	$ 10,484		$ 2,137		$ 5,746			$ 18,367
Engineering & Construction -
0.85%
MasTec Inc (a) *	182,280	4,134	—	—	82,070	1,861	264,350	5,995

Entertainment - 0.34%
Shuffle Master Inc (a) *	222,000	2,426	—	—	—	—	222,000	2,426

Environmental Control - 0.08%
Tetra Tech Inc (a)	—	—	—	—	24,960	590	24,960	590

Food - 0.65%
Fresh Del Monte Produce Inc	—	—	—	—	31,030	841	31,030	841
Fresh Market Inc/The (a ) *	—	—	19,600	820	28,720	1,201	48,320	2,021
TreeHouse Foods Inc (a)	—	—	—	—	28,470	1,728	28,470	1,728
	$ —		$ 820		$ 3,770			$ 4,590
Forest Products & Paper -
0.22%
Domtar Corp	—	—	—	—	16,380	1,524	16,380	1,524

	SmallCap Value	SmallCap Value	SmallCap	SmallCap	SmallCap Blend	SmallCap Blend	Combined	Combined
COMMON STOCKS	Fund Shares	Fund Value	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
(continued)	Held	(000's)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Gas - 0.66%
Southwest Gas Corp *	81,280	$ 3,233	—	$ —	35,260	$ 1,402	116,540	$ 4,635

Hand & Machine Tools - 0.96%
Franklin Electric Co Inc *	73,120	3,298	31,500	1,421	44,480	2,006	149,100	6,725

Healthcare - Products - 2.07%
Bruker BioSciences Corp (a) *	—	—	53,100	1,048	28,620	565	81,720	1,613
Cantel Medical Corp	—	—	—	—	30,970	803	30,970	803
Cooper Cos Inc/The *	39,860	2,985	9,000	674	—	—	48,860	3,659
Haemonetics Corp (a) *	—	—	13,800	969	—	—	13,800	969
Hill-Rom Holdings Inc *	53,490	2,408	16,700	752	—	—	70,190	3,160
Orthofix International NV (a) *	63,861	2,176	24,273	827	39,938	1,361	128,072	4,364
	$ 7,569		$ 4,270		$ 2,729			$ 14,568
Healthcare - Services - 4.06%
Air Methods Corp (a) *	32,630	2,206	—	—	—	—	32,630	2,206
AMERIGROUP Corp (a) *	51,050	3,487	16,300	1,113	30,120	2,057	97,470	6,657
Centene Corp (a)	—	—	—	—	19,010	689	19,010	689
Ensign Group Inc/The *	59,280	1,640	26,400	730	39,614	1,096	125,294	3,466
Gentiva Health Services Inc (a) *	—	—	30,993	868	49,252	1,379	80,245	2,247
Healthsouth Corp (a) *	—	—	54,845	1,406	95,760	2,454	150,605	3,860
Kindred Healthcare Inc (a) *	114,590	2,890	—	—	63,900	1,611	178,490	4,501
Magellan Health Services Inc (a) *	56,890	2,959	—	—	38,230	1,989	95,120	4,948
	$ 13,182		$ 4,117		$ 11,275			$ 28,574
Insurance - 1.56%
Delphi Financial Group Inc *	102,560	3,277	—	—	39,624	1,266	142,184	4,543
Montpelier Re Holdings Ltd ADR	—	—	—	—	132,750	2,401	132,750	2,401
OneBeacon Insurance Group Ltd	—	—	—	—	19,210	270	19,210	270
Primerica Inc	—	—	—	—	40,680	941	40,680	941
Selective Insurance Group Inc *	162,260	2,862	—	—	—	—	162,260	2,862
	$ 6,139		$ —		$ 4,878			$ 11,017
Internet - 1.68%
Ancestry.com Inc (a) *	—	—	20,779	950	36,596	1,673	57,375	2,623
comScore Inc (a) *	—	—	29,400	876	48,990	1,460	78,390	2,336
Liquidity Services Inc (a) *	—	—	41,000	798	69,310	1,348	110,310	2,146
Responsys Inc (a) *	—	—	8,335	133	—	—	8,335	133
TIBCO Software Inc (a) *	—	—	63,300	1,898	90,410	2,711	153,710	4,609
	$ —		$ 4,655		$ 7,192			$ 11,847
Investment Companies - 0.29%
PennantPark Investment Corp *	138,396	1,708	—	—	25,862	319	164,258	2,027

Iron & Steel - 0.94%
Schnitzer Steel Industries Inc *	33,160	2,058	7,800	484	19,060	1,183	60,020	3,725
Universal Stainless & Alloy (a) *	79,987	2,900	—	—	—	—	79,987	2,900
	$ 4,958		$ 484		$ 1,183			$ 6,625
Leisure Products & Services -
0.65%
Polaris Industries Inc *	—	—	14,700	1,550	28,620	3,017	43,320	4,567

Machinery - Diversified - 1.11%
Altra Holdings Inc (a) *	—	—	65,100	1,653	65,680	1,668	130,780	3,321
Applied Industrial Technologies	—	—	41,470	1,462	34,010	1,199	75,480	2,661
Inc *
Chart Industries Inc (a)	—	—	—	—	37,060	1,801	37,060	1,801
	$ —		$ 3,115		$ 4,668			$ 7,783
Media - 0.41%
Sinclair Broadcast Group Inc *	251,360	2,888	—	—	—	—	251,360	2,888

Metal Fabrication & Hardware -
0.90%
CIRCOR International Inc	—	—	—	—	25,510	1,159	25,510	1,159
LB Foster Co *	62,550	2,662	—	—	19,700	838	82,250	3,500
RBC Bearings Inc (a) *	—	—	21,500	844	22,000	864	43,500	1,708
	$ 2,662		$ 844		$ 2,861			$ 6,367
Mining - 1.03%
Hecla Mining Co (a) *	187,130	1,761	108,200	1,018	158,370	1,490	453,700	4,269
Kaiser Aluminum Corp	—	—	—	—	19,400	972	19,400	972
Thompson Creek Metals Co Inc(a) *	160,870	1,983	—	—	—	—	160,870	1,983
	$ 3,744		$ 1,018		$ 2,462			$ 7,224
Miscellaneous Manufacturing -
2.56%
Actuant Corp *	—	—	44,100	1,224	70,650	1,961	114,750	3,185
AO Smith Corp *	51,410	2,261	—	—	—	—	51,410	2,261
CLARCOR Inc *	—	—	22,300	1,008	38,140	1,724	60,440	2,732
Colfax Corp (a) *	—	—	47,712	1,042	52,210	1,141	99,922	2,183
ESCO Technologies Inc	—	—	—	—	20,470	751	20,470	751
Fabrinet (a) *	—	—	26,100	602	—	—	26,100	602
Koppers Holdings Inc *	67,360	3,080	26,884	1,229	44,350	2,028	138,594	6,337
	$ 5,341		$ 5,105		$ 7,605			$ 18,051
Office Furnishings - 0.96%
Knoll Inc *	—	—	72,000	1,413	—	—	72,000	1,413

	SmallCap Value	SmallCap Value	SmallCap	SmallCap	SmallCap Blend	SmallCap Blend	Combined	Combined
COMMON STOCKS	Fund Shares	Fund Value	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
(continued)	Held	(000's)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Office Furnishings (continued)
Steelcase Inc	271,320	$ 3,134	—	$ —	191,540	$ 2,212	462,860	$ 5,346
	$ 3,134		$ 1,413		$ 2,212			$ 6,759
Oil & Gas - 4.28%
Berry Petroleum Co *	61,020	3,242	—	—	42,570	2,262	103,590	5,504
Bill Barrett Corp (a) *	47,640	1,988	—	—	—	—	47,640	1,988
Callon Petroleum Co (a) *	—	—	156,179	1,070	292,080	2,001	448,259	3,071
Clayton Williams Energy Inc (a) *	20,010	1,812	13,100	1,186	18,440	1,670	51,550	4,668
Georesources Inc (a) *	93,510	2,714	—	—	60,720	1,762	154,230	4,476
Gulfport Energy Corp (a) *	—	—	49,400	1,682	74,685	2,542	124,085	4,224
Rosetta Resources Inc (a) *	57,250	2,630	—	—	—	—	57,250	2,630
Swift Energy Co (a)	43,210	1,693	—	—	47,605	1,866	90,815	3,559
	$ 14,079		$ 3,938		$ 12,103			$ 30,120
Oil & Gas Services - 1.77%
CARBO Ceramics Inc *	—	—	10,300	1,658	19,700	3,171	30,000	4,829
Complete Production Services Inc	82,640	2,805	—	—	—	—	82,640	2,805
(a) *
Oil States International Inc (a) *	29,430	2,443	—	—	—	—	29,430	2,443
Superior Energy Services Inc (a) *	61,600	2,366	—	—	—	—	61,600	2,366
	$ 7,614		$ 1,658		$ 3,171			$ 12,443
Packaging & Containers - 0.79%
Rock-Tenn Co *	46,850	3,236	9,100	628	24,660	1,703	80,610	5,567

Pharmaceuticals - 1.87%
Array BioPharma Inc (a) *	—	—	95,200	294	112,870	349	208,070	643
Catalyst Health Solutions Inc (a ) *	—	—	20,056	1,195	39,790	2,370	59,846	3,565
Cornerstone Therapeutics Inc (a) *	—	—	—	—	34,577	242	34,577	242
Herbalife Ltd *	—	—	8,770	788	—	—	8,770	788
Impax Laboratories Inc (a) *	—	—	21,300	583	33,270	911	54,570	1,494
Keryx Biopharmaceuticals Inc (a) *	—	—	107,900	571	—	—	107,900	571
Par Pharmaceutical Cos Inc (a) *	82,230	2,832	—	—	35,540	1,224	117,770	4,056
Pharmasset Inc (a) *	—	—	5,000	507	—	—	5,000	507
XenoPort Inc (a) *	—	—	60,047	491	102,622	839	162,669	1,330
	$ ~~2,832~~		$ 4,429		$ 5,935			$ 13,196
Private Equity - 0.60%
American Capital Ltd (a) *	240,720	2,472	—	—	168,250	1,728	408,970	4,200

Publicly Traded Investment
Fund - 0.33%
iShares Russell 2000 Value Index	24,800	1,898	—	—	—	—	24,800	1,898
Fund *
THL Credit Inc	—	—	—	—	31,190	447	31,190	447
	$ 1,898		$ —		$ 447			$ 2,345
REITS - 8.09%
Agree Realty Corp *	67,690	1,583	—	—	11,500	269	79,190	1,852
Ashford Hospitality Trust Inc *	283,110	3,530	—	—	129,420	1,614	412,530	5,144
Entertainment Properties Trust *	61,923	2,948	—	—	31,886	1,518	93,809	4,466
Extra Space Storage Inc *	160,280	3,470	—	—	—	—	160,280	3,470
First Potomac Realty Trust	—	—	—	—	43,750	710	43,750	710
Hersha Hospitality Trust	—	—	—	—	310,223	1,843	310,223	1,843
Highwoods Properties Inc	—	—	—	—	39,450	1,456	39,450	1,456
Kilroy Realty Corp	50,760	2,129	—	—	74,630	3,130	125,390	5,259
LTC Properties Inc *	71,290	2,097	—	—	—	—	71,290	2,097
MFA Financial Inc *	241,020	1,923	—	—	—	—	241,020	1,923
Mid-America Apartment	40,800	2,728	—	—	—	—	40,800	2,728
Communities Inc *
Post Properties Inc *	105,850	4,298	—	—	72,150	2,929	178,000	7,227
PS Business Parks Inc *	50,330	3,033	—	—	17,350	1,046	67,680	4,079
RAIT Financial Trust	—	—	—	—	838,500	2,046	838,500	2,046
Saul Centers Inc *	68,640	3,006	14,500	635	—	—	83,140	3,641
Sunstone Hotel Investors Inc (a) *	194,030	2,030	—	—	—	—	194,030	2,030
Urstadt Biddle Properties Inc *	147,749	2,908	—	—	—	—	147,749	2,908
Washington Real Estate	71,180	2,306	—	—	55,230	1,789	126,410	4,095
Investment Trust
	$ 37,989		$ 635		$ 18,350			$ 56,974
Retail - 7.52%
ANN Inc (a) *	—	—	36,600	1,142	42,060	1,313	78,660	2,455
Ascena Retail Group Inc (a) *	74,830	2,342	—	—	—	—	74,830	2,342
Bravo Brio Restaurant Group Inc	—	—	41,060	847	52,576	1,085	93,636	1,932
(a) *
Cash America International Inc *	45,600	2,164	—	—	—	—	45,600	2,164
Childrens Place Retail Stores	36,240	1,927	—	—	—	—	36,240	1,927
Inc/The (a) *
Coinstar Inc (a) *	—	—	19,150	1,034	23,640	1,276	42,790	2,310
Dillard's Inc	70,700	3,395	—	—	50,130	2,407	120,830	5,802
DSW Inc (a) *	—	—	25,000	1,187	31,670	1,504	56,670	2,691
Einstein Noah Restaurant Group	—	—	—	—	19,985	323	19,985	323
Inc
Finish Line Inc/The *	111,630	2,399	61,770	1,327	30,520	656	203,920	4,382
First Cash Financial Services Inc	—	—	22,900	899	31,990	1,255	54,890	2,154
(a) *

	SmallCap Value	SmallCap Value	SmallCap	SmallCap	SmallCap Blend	SmallCap Blend	Combined	Combined
COMMON STOCKS	Fund Shares	Fund Value	Growth Fund	Growth Fund	Fund Shares	Fund Value	Portfolio Shares	Portfolio Value
(continued)	Held	(000's)	Shares Held	Value (000's)	Held	(000's)	Held	(000's)
Retail (continued)
Men's Wearhouse Inc	—	$ —	—	$ —	34,020 $	949	34,020	$ 949
Pier 1 Imports Inc (a)	194,780	2,372	79,000	962	169,300	2,062	443,080	5,396
Ruby Tuesday Inc (a)	166,340	1,748	—	—	147,960	1,555	314,300	3,303
Ruth's Hospitality Group Inc (a) *	—	—	133,200	654	—	—	133,200	654
Sally Beauty Holdings Inc (a) *	143,860	2,128	—	—	77,120	1,140	220,980	3,268
Sonic Automotive Inc *	140,870	1,986	—	—	—	—	140,870	1,986
Sonic Corp (a) *	234,880	2,635	73,100	820	130,320	1,462	438,300	4,917
Vera Bradley Inc (a) *	—	—	13,600	662	14,550	708	28,150	1,370
World Fuel Services Corp *	67,330	2,665	—	—	—	—	67,330	2,665
	$ 25,761		$ 9,534		$ 17,695			$ 52,990
Savings & Loans - 3.16%
Dime Community Bancshares Inc	149,750	2,315	—	—	—	—	149,750	2,315
*
ESSA Bancorp Inc	—	—	—	—	19,183	241	19,183	241
Investors Bancorp Inc (a) *	189,970	2,857	—	—	53,590	806	243,560	3,663
Northwest Bancshares Inc	163,600	2,060	—	—	132,420	1,667	296,020	3,727
OceanFirst Financial Corp *	140,710	2,040	—	—	—	—	140,710	2,040
Oritani Financial Corp *	219,640	2,693	—	—	79,080	969	298,720	3,662
Provident Financial Services Inc *	222,240	3,227	—	—	85,600	1,243	307,840	4,470
United Financial Bancorp Inc *	108,300	1,770	—	—	24,180	395	132,480	2,165
	$ 16,962		$ —		$ 5,321			$ 22,283
Semiconductors - 3.57%
Cabot Microelectronics Corp (a) *	—	—	15,252	745	31,140	1,521	46,392	2,266
Diodes Inc (a) *	61,820	2,116	39,100	1,338	52,000	1,780	152,920	5,234
Entegris Inc (a)	—	—	82,900	716	218,820	1,888	301,720	2,604
Hittite Microwave Corp (a) *	—	—	15,640	1,007	24,780	1,596	40,420	2,603
IXYS Corp (a)	—	—	—	—	59,640	946	59,640	946
Lattice Semiconductor Corp (a) *	377,040	2,560	148,000	1,005	210,200	1,427	735,240	4,992
Microsemi Corp (a) *	—	—	32,681	771	70,040	1,653	102,721	2,424
MKS Instruments Inc *	73,610	2,089	—	—	—	—	73,610	2,089
TriQuint Semiconductor Inc (a) *	141,120	1,943	—	—	—	—	141,120	1,943
	$ 8,708		$ 5,582		$ 10,811			$ 25,101
Software - 2.37%
Cornerstone OnDemand Inc (a)	—	—	11,764	225	—	—	11,764	225
Digi International Inc (a) *	—	—	32,100	379	40,670	480	72,770	859
Medidata Solutions Inc (a) *	—	—	21,800	560	—	—	21,800	560
MicroStrategy Inc (a) *	—	—	6,880	972	11,800	1,667	18,680	2,639
Progress Software Corp (a) *	—	—	40,700	1,207	—	—	40,700	1,207
Quest Software Inc (a)	81,130	2,090	—	—	57,760	1,488	138,890	3,578
SYNNEX Corp (a) *	80,990	2,715	—	—	40,720	1,366	121,710	4,081
Taleo Corp (a) *	—	—	28,100	1,019	50,060	1,816	78,160	2,835
VeriFone Systems Inc (a) *	—	—	12,600	691	—	—	12,600	691
	$ 4,805		$ 5,053		$ 6,817			$ 16,675
Telecommunications - 3.29%
Anixter International Inc *	38,530	2,895	—	—	—	—	38,530	2,895
Arris Group Inc (a) *	185,950	2,231	102,800	1,234	160,181	1,922	448,931	5,387
Consolidated Communications *	135,870	2,499	—	—	48,980	901	184,850	3,400
Holdings Inc
InterDigital Inc *	—	—	35,410	1,639	30,890	1,430	66,300	3,069
PAETEC Holding Corp (a) *	—	—	167,600	603	190,890	687	358,490	1,290
Plantronics Inc *	57,690	2,139	27,000	1,001	43,350	1,607	128,040	4,747
RF Micro Devices Inc (a) *	—	—	122,200	814	235,020	1,565	357,220	2,379
	$ 9,764		$ 5,291		$ 8,112			$ 23,167
Transportation - 2.14%
Atlas Air Worldwide Holdings Inc	44,980	3,100	—	—	18,800	1,295	63,780	4,395
(a) *
Bristow Group Inc	—	—	—	—	27,750	1,288	27,750	1,288
Celadon Group Inc (a) *	—	—	44,600	659	27,960	413	72,560	1,072
Heartland Express Inc	—	—	—	—	76,460	1,319	76,460	1,319
HUB Group Inc (a) *	56,140	2,261	25,400	1,023	40,920	1,648	122,460	4,932
Swift Transportation Co (a) *	145,050	2,035	—	—	—	—	145,050	2,035
	$ 7,396		$ 1,682		$ 5,963			$ 15,041
TOTAL COMMON STOCKS	$ 347,931		$ 99,082		$ 244,645			$ 691,658
			SmallCap				Combined
	SmallCap Value	SmallCap Value	Growth Fund	SmallCap	SmallCap Blend	SmallCap Blend	Portfolio	Combined
REPURCHASE	Fund Maturity	Fund Value	Maturity	Growth Fund	Fund Maturity	Fund Value	Maturity	Portfolio Value
AGREEMENTS - 2.74%	Amount (000's)	(000's)	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Banks - 2.74%
Investment in Joint Trading	$ 2,313	$ 2,313	504	504	1,086	1,087	$ 3,903	$ 3,904
Account; Credit Suisse Repurchase
Agreement; 0.03% dated 04/29/11
maturing 05/02/11 (collateralized
by US Treasury Strips;
$3,981,430; 0.00%; dated 08/15/14
- 08/15/37)

			SmallCap				Combined
	SmallCap Value	SmallCap Value	Growth Fund	SmallCap	SmallCap Blend	SmallCap Blend	Portfolio	Combined
REPURCHASE	Fund Maturity	Fund Value	Maturity	Growth Fund	Fund Maturity	Fund Value	Maturity	Portfolio Value
AGREEMENTS (continued)	Amount (000's)	(000's)	Amount (000's)	Value (000's)	Amount (000's)	(000's)	Amount (000's)	(000's)
Banks (continued)
Investment in Joint Trading	$ 3,433	$3,433	$ 748	$ 748	$ 1,613	$ 1,613	$ 5,794	$ 5,794
Account; Deutsche Bank
Repurchase Agreement; 0.03%
dated 04/29/11 maturing 05/02/11
(collateralized by Sovereign
Agency Issues; $5,909,937; 0.00%
- 4.38%; dated 09/15/12 -
10/15/29)
Investment in Joint Trading	1,265	1,265	276	276	594	594	2,135	2,135
Account; JP Morgan Repurchase
Agreement; 0.02% dated 04/29/11
maturing 05/02/11 (collateralized
by Sovereign Agency Issues;
$2,177,345; 0.00% - 9.80%; dated
06/15/11 - 09/26/19)
Investment in Joint Trading	3,173	3,173	691	691	1,490	1,490	5,354	5,354
Account; Merrill Lynch
Repurchase Agreement; 0.03%
dated 04/29/11 maturing 05/02/11
(collateralized by Sovereign
Agency Issues; $5,461,327; 0.00%
- 8.13%; dated 05/11/11 -
09/15/39)
Investment in Joint Trading	1,265	1,265	276	276	594	594	2,135	2,135
Account; Morgan Stanley
Repurchase Agreement; 0.02%
dated 04/29/11 maturing 05/02/11
(collateralized by Sovereign
Agency Issues; $2,177,345; 1.11%
- 2.38%; dated 06/22/12 -
07/28/15)
	$ 11,449			$ 2,495		$ 5,378		$ 19,322
TOTAL REPURCHASE
AGREEMENTS	$ 11,449			$ 2,495		$ 5,378		$ 19,322
Total Investments	$ 359,380			$ 101,577		$ 250,023		$ 710,980
Liabilities in Excess of Other
Assets, Net - (0.93)%	$ (6,505)			$ (16)		$ (14)		$ (6,535)
Pro Forma Adjustment								(187,267)
TOTAL NET ASSETS -
100.00%	$ 352,875			$ 101,561		$ 250,009		$ 517,178

(a)	Non-Income Producing Security
*	Security or a portion of the security will be disposed of in order to meet the investment strategies and/or restrictions of the Acquiring Fund.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held as of the period end were as follows:
	SmallCap Value	SmallCap Growth	SmallCap Blend
	Fund	Fund	Fund	Combined Portfolio
Unrealized Appreciation	$ 71,692	$ 29,127	$ 64,847	$ 165,666
Unrealized Depreciation	(2,744)	(1,029)	(2,955)	(6,728)
Net Unrealized Appreciation (Depreciation)	$ 68,948	$ 28,098	$ 61,892	$ 158,938
Cost for federal income tax purposes	$ 290,432	$ 73,479	$ 188,131	$ 552,042
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
	SmallCap Value	SmallCap Growth	SmallCap Blend
Sector/Country	Fund	Fund	Fund	Combined Portfolio
Financial	35.15%	5.61%	20.38%	25.65%
Consumer, Non-cyclical	13.62%	24.21%	19.04%	17.08%
Industrial	14.55%	19.20%	16.85%	16.04%
Consumer, Cyclical	12.83%	18.30%	13.65%	13.90%
Technology	4.24%	14.52%	10.29%	7.87%
Communications	3.59%	9.79%	6.12%	5.38%
Energy	6.15%	5.51%	6.11%	6.04%
Basic Materials	6.20%	2.12%	4.04%	4.85%
Utilities	4.97%	0.76%	3.53%	3.85%
Exchange Traded Funds	0.54%	0.00%	0.00%	0.27%
Liabilities in Excess of Other Assets, Net	(1.84)%	(0.02)%	(0.01)%	(0.93)%
TOTAL NET ASSETS	100.00%	100.00%	100.00%	100.00%

Combined Portfolio Futures Contracts
					Unrealized
Type	Long/Short	Contracts	Notional Value	Current Market Value	Appreciation/(Depreciation)
Russell 2000 Mini; June 2011	Long	33 $	2,591	$ 2,851	$ 260
					$ 260
All dollar amounts are shown in thousands (000's)